                                                                   EXHIBIT 10.68


                            _______________________


                            INTELLISYS GROUP, INC.
                             AMENDED AND RESTATED
                        SERIES A CONVERTIBLE REDEEMABLE
                      PREFERRED STOCK PURCHASE AGREEMENT

                            _______________________


                            as of November 20, 1998

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
1. PURCHASE AND SALE OF STOCK...............................................................................      1
         1.1 Sale and Issuance of Series A Convertible Redeemable Preferred Stock...........................      1
         1.2 Closing........................................................................................      1

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................      2
         Organization, Good Standing and Qualification......................................................      2
         Capitalization and Voting Rights...................................................................      2
         Subsidiaries.......................................................................................      3
         Authorization......................................................................................      3
         2.5 Valid Issuance of Preferred and Common Stock...................................................      3
         Consents and Approvals.............................................................................      4
         Compliance with Law................................................................................      4
         Litigation.........................................................................................      5
         Proprietary Rights.................................................................................      5
         2.10 Compliance with Other Instruments.............................................................      6
         Affiliates.........................................................................................      6
         2.12 Contracts.....................................................................................      7
         Permits............................................................................................      9
         Disclosure.........................................................................................      9
         Registration Rights................................................................................      9
         Corporate Documents................................................................................      9
         Title to and Sufficiency of Property and Assets....................................................      9
         Financial Statements...............................................................................     10
         Absence of Certain Changes.........................................................................     10
         Employee Benefit Plans.............................................................................     11
         Tax Returns, Payments and Elections................................................................     11
         Business...........................................................................................     11
         2.23 Environmental Compliance......................................................................     12
         Absence of Certain Commercial Practices............................................................     13
         Insurance..........................................................................................     13
         Minute Books.......................................................................................     13
         Real Property......................................................................................     14
         2.28 Employees.....................................................................................     14
         Section 83(b) Elections............................................................................     14
         Offering...........................................................................................     14
         Labor Agreements and Actions.......................................................................     15
         Directors and Officers.............................................................................     15

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR...........................................................     15
         Authorization......................................................................................     15
         Purchase Entirely for Own Account..................................................................     15
         Disclosure of Information..........................................................................     16
         Investment Experience..............................................................................     16
         Accredited Investor................................................................................     16

         Restricted Securities..............................................................................     16
         Further Limitations on Disposition.................................................................     16
         Legends............................................................................................     17
         Consents...........................................................................................     17

4. STATE COMMISSIONER OF CORPORATIONS.......................................................................     17
         Corporate Securities Law...........................................................................     17

5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING..........................................................     18
         Representations and Warranties.....................................................................     18
         Performance........................................................................................     18
         Qualifications and Consents........................................................................     18
         Proceedings and Documents..........................................................................     18
         Compliance Certificate.............................................................................     18
         Investor Rights Agreement..........................................................................     18
         Opinion of Company Counsel.........................................................................     18
         Election of Investor Director......................................................................     19
         Management Rights Letter...........................................................................     19
         Termination Agreements.............................................................................     19

6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.......................................................     19
         Representations and Warranties.....................................................................     19
         Performance........................................................................................     19
         Compliance Certificate.............................................................................     19
         Investor Rights Agreement..........................................................................     19

7. COVENANTS OF THE COMPANY.................................................................................     19
         Use of Proceeds....................................................................................     19
         Minimum Net Worth..................................................................................     20

8. MISCELLANEOUS............................................................................................     20
         Survival of Warranties.............................................................................     20
         Benefit of Agreement; Successors and Assigns.......................................................     20
         Governing Law......................................................................................     20
         Counterparts.......................................................................................     20
         Titles and Subtitles...............................................................................     20
         Notices............................................................................................     20
         Finder's Fee.......................................................................................     20
         Expenses...........................................................................................     21
         Amendments and Waivers.............................................................................     21
         Severability.......................................................................................     21
         Integration........................................................................................     21
         Costs of Enforcement...............................................................................     21

Exhibit A                  Form of Certificate of Designation
Exhibit B                  Form of Investor Rights Agreement
Exhibit C                  Form of Opinion of Company Counsel
Exhibit D                  The Company's Certificate of Incorporation

Exhibit E                  The Company's Bylaws
Exhibit F                  Management Rights Letter
Schedule A                 List of Investors
Schedule B                 Disclosure Schedule

                             AMENDED AND RESTATED
                        SERIES A CONVERTIBLE REDEEMABLE
                                PREFERRED STOCK
                              PURCHASE AGREEMENT

          THIS AMENDED AND RESTATED SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK PURCHASE AGREEMENT is made as of the 20th day of November, 1998, by and among Intellisys Group, Inc., a Delaware corporation (the "Company"), and Weston
                                                           -------
Presidio Capital III, L.P., a Delaware limited partnership, and WPC Entrepreneur Fund, L.P., a Delaware limited partnership (collectively, the "Investor"). This
                                                               --------
document amends and replaces in its entirety that certain Series A Convertible Redeemable Preferred Stock Purchase Agreement dated as of November 10, 1998, by and among the Company and the Investor.

          THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   PURCHASE AND SALE OF STOCK.

1.1 SALE AND ISSUANCE OF SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK.

     (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Initial Closing (as defined below) the Certificate of Designation of Series A Convertible Redeemable Preferred Stock (the "Certificate
                                                                     -----------
of Designation") in the form attached hereto as Exhibit A.
--------------                                  ---------

     (b) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at each Closing, and the Company agrees to sell and issue to the Investor at each Closing, the number of shares of the Company's Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") set
                                             ------------------------
forth opposite each Investor's name on Schedule A hereto for the purchase price
                                       ----------
of $6.6313 per share.

1.2 CLOSING.

     (a) The purchase and sale of an aggregate of 482,282 shares of the Series A Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, One Embarcadero Place, 2200 Geng Road, Palo Alto, CA on November 27, 1998, or at such other time and place as the Company and the Investor mutually agree upon (which time and place are designated as the "Initial Closing"). At the
                                                  ---------------
Initial Closing, the Company shall deliver to the Investor certificates representing the Series A Preferred Stock which the Investor is purchasing at the Initial Closing against delivery to the Company by the Investor of a check or wire transfer in the amount of the purchase price therefor payable to the Company's order.

     (b) The purchase and sale of an aggregate of the remaining 1,025,718 shares of the Series A Preferred Stock shall take place at a subsequent closing to be held at the offices of Brobeck, Phleger & Harrison LLP set forth above on December 2, 1998 or at such other time and place as the Company and the Investor mutually agree upon (which time and place are designated as the "Subsequent Closing"). At the Subsequent Closing, the Company shall
        ------------------
deliver to the Investor certificates representing the Series A Preferred Stock which the Investor is purchasing at the Subsequent Closing against delivery to the Company by the Investor of a check or wire transfer in the amount of the purchase price payable to the Company's order. The Initial Closing and the Subsequent Closing are each referred to as a "Closing" hereunder.

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to the Investor that, except as set forth on the Disclosure Schedule (Schedule B hereto) furnished to the
                                      ----------
Investor on the date hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and each Subsidiary (as such term is defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power and authority to carry on its business as now conducted and as proposed to be conducted and to own its properties and assets. Each of the Company and each Subsidiary is duly qualified or licensed to transact business as a foreign corporation in good standing in every jurisdiction in which its ownership of property or the conduct of its business requires such qualification or licensing except where the failure to be so qualified or licensed would not have a material adverse effect on the business, properties, assets, operations or financial condition of the Company and its Subsidiaries (as defined below) taken as a whole, or, in the case of the Company, on its ability to execute and deliver this Agreement and the Investor Rights Agreement (as defined below) and to consummate the transactions contemplated hereby and thereby (a "Material Adverse Effect").

CAPITALIZATION AND VOTING RIGHTS. The entire authorized capital stock of the Company consists of:

     (a) Preferred Stock.  10,000,000 shares of Preferred Stock (the "Preferred
         ---------------                                              ---------
Stock"), of which 1,508,000 shares shall be designated Series A Preferred Stock,
-----
all of which shall be purchased pursuant to this Agreement. The rights, privileges and preferences of the Series A Preferred Stock shall be as stated in the Company's Certificate of Designation.

     (b) Common Stock.  30,000,000 shares of common stock ("Common Stock"), of
         ------------                                       ------------
which 3,997,156 shares are issued and outstanding and are held beneficially and of record by the persons and in the amounts specified in Schedule 2.2 of the
                                                         ------------
Disclosure Schedule.

     (c) Except for (i) the conversion privileges of the Series A Preferred Stock, (ii) any rights provided for in this Agreement, the Investor Rights Agreement dated as of the date hereof in the form attached as Exhibit B hereto
                                                              ---------
(the "Investor Rights Agreement") and the Certificate of Designation, (iii)
      -------------------------
warrants to purchase 47,142 shares of Common Stock, and (iv) 750,000 shares of Common Stock reserved under the Company's stock plans, of which 409,916 shares are subject to outstanding options, there are no outstanding options, warrants, rights (including conversion or preemptive rights), debentures or other securities convertible into or exchangeable or exercisable for shares of capital stock of the Company, and there are no outstanding contracts, commitments or arrangements by which the Company is or may become bound to issue, repurchase, retire or otherwise acquire (contingent or otherwise) any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, except for the Certificate of Designation and the Investor Rights Agreement, there is no agreement or understanding, between any persons and/or entities which affects or relates to the voting or giving of written consents with respect to any security.

SUBSIDIARIES.  Schedule 2.3 of the Disclosure Schedule contains the name,
               ------------
jurisdiction of organization, authorized shares or equity capital and number and percentage of outstanding shares or equity interests of each corporation, limited liability company, partnership, or other entity, of which securities or other interests having the power to elect a majority of that entity's board of directors or similar governing body, or otherwise have the power to direct the business and policies of that entity, are owned, directly or indirectly, by the Company (each a "Subsidiary" and collectively the "Subsidiaries"). All of the
                 ----------                        ------------
outstanding shares of the capital stock of each Subsidiary of the Company have been validly issued and are fully paid and nonassessable and are owned, beneficially and of record, by the Company, free and clear of any liens, security interests or other encumbrances. There are no agreements, contracts or obligations (whether written or oral), options, rights or other commitments of any character relating to the issuance of any securities by any Subsidiary.
None of the securities issued, offered or sold by any Subsidiary was issued, offered or sold in violation of any applicable federal or state securities laws or the rules and regulations promulgated thereunder. The Company does not own, directly or indirectly, any capital stock or equity securities of any other corporation or have any direct or indirect equity or ownership interest in any business corporation, partnership, joint venture or entity other than the Subsidiaries listed in Schedule 2.3 of the Disclosure Schedule.
                       ------------

AUTHORIZATION. All action (corporate and other) on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery by the Company of this Agreement and the Investor Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, the approval, execution and filing with the Secretary of State of Delaware of the Certificate of Designation, the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred Stock and the Common Stock issuable upon conversion of the Series A Preferred Stock has been taken or will be taken prior to the Initial Closing. This Agreement and the Investor Rights Agreement have been executed and delivered by the Company and each constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights of creditors, and except to the extent that the availability of any equitable remedy is subject to the discretion of a court or limited by law, and except insofar as the enforceability of the indemnification provisions of Section 6.11 of the Investor Rights Agreement may be limited by applicable federal and state laws.

2.5 VALID ISSUANCE OF PREFERRED AND COMMON STOCK.

     (a) The Series A Preferred Stock which is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investor in this Agreement, will be issued in compliance with all applicable securities laws as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series A Preferred Stock hereunder, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate of Incorporation, shall be duly and validly issued, fully paid and nonassessable, and, based in part upon the representations of the Investor in this Agreement, shall be issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series A Preferred Stock (or the Common Stock issuable upon conversion thereof) and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor Rights Agreement and under applicable state and federal securities laws. The Company has reserved sufficient authorized but unissued Common Stock for issuance upon conversion of the Series A Preferred Stock.

     (b) The outstanding shares of Series A Preferred Stock and Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and none were issued in violation of the preemptive or similar rights (whether statutory or contractual) of any person. None of such shares were issued, offered or sold by the Company in violation of any applicable federal or state securities laws or the rules and regulations thereunder.

CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not require the consent, approval, license or authorization of, notice to, or declaration, filing or registration with, any third party or governmental authority and will not result in any breach or default which could result in the termination of, the material impairment or forfeiture of any of the Company's rights under or any payments being made by the Company with respect to any of the Permits (as defined in Section 2.13) or any Contracts (as defined in Section 2.12 hereof), except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, which filing will be effected by the Company within fifteen (15) days after the Initial Closing.

COMPLIANCE WITH LAW. The Company and each of its Subsidiaries have conducted their businesses and are in compliance with all applicable federal, state and local laws, statutes, licensing requirements, rules and regulations, and, to the knowledge of the Company, judicial or administrative decisions applicable to the conduct of their businesses, except where such noncompliance would not result in the termination of, the material impairment or forfeiture of any of the Company's rights under, or any payments being made by the Company with respect to any of the material Permits (as defined in Section 2.13) or any Contracts (as defined in Section 2.12 hereof). Neither the Company nor any Subsidiary has received any citations, complaints, consent orders, compliance schedules or other similar enforcement orders or received any other notice from any governmental authority or person regarding the violation of, or failure to comply with, in any material respect, any legal requirements relating to the operations or any assets or properties of the Company and the Subsidiaries, or regarding the obligation on the part of the Company or any of the Subsidiaries to undertake or bear the cost of any remedial action.

LITIGATION.  Except as set forth in Schedule 2.8 of the Disclosure Schedule:
                                    ------------

     (a) there are no actions at law, suits in equity or claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective businesses or properties, or, to the knowledge of the Company, their respective officers, directors, partners, employees or shareholders and, to the knowledge of the Company, there is no reasonable basis for any action, suit or claim which would reasonably be expected to result in a Material Adverse Effect;

     (b) there are no governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries;

     (c) there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened which questions the legality or propriety of the transactions contemplated by this Agreement;

     (d) neither the Company nor any Subsidiary is a party to or bound by, and the properties and assets of such companies are not subject to, any judgments, writs, decrees, injunctions or orders of any governmental authority;

     (e) to the knowledge of the Company, neither the Company nor any Subsidiary is engaged in any present dispute with any of its present or former officers, directors, employees, partners, joint venturers or shareholders, as the case may be, or any representative thereof; and

     (f) there is no action or suit by the Company or any of its Subsidiaries currently pending or threatened by the Company or its Subsidiaries.

PROPRIETARY RIGHTS. The Company and its Subsidiaries have sufficient title and ownership (or can obtain such title and ownership without a Material Adverse Effect) of all trademarks, service marks, trade names, copyrights, trade secrets, and proprietary rights necessary for their respective businesses as now conducted and as proposed to be conducted, and to the best of the Company's knowledge, without any conflict with or infringement of the rights of others except for any insufficiency in title or ownership and any conflict and infringement that would not have a Material Adverse Effect. The Company is not aware of any patents, trademarks, service marks, trade names, copyrights, trade secrets, information or proprietary rights for which it or its Subsidiaries would need to obtain title and ownership for the respective businesses of the Company and its Subsidiaries as now conducted and as proposed to be conducted, except for any of the foregoing, the absence of which would not have a Material Adverse Effect. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or any Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, information, licenses, and proprietary rights of any other person or entity. Neither the Company nor any Subsidiary has received any communications alleging that the Company or any Subsidiary has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets, information or other proprietary rights of any other person or entity. Neither the Company nor any Subsidiary is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or is subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company and its Subsidiaries in accordance with applicable law or that would conflict with the businesses of the Company and its Subsidiaries as proposed to be conducted except for any of the foregoing that would not have a Material Adverse Effect. Neither the execution nor delivery of this Agreement or the Investor Rights Agreement, nor the carrying on of the businesses of the Company and its Subsidiaries, nor the conduct of the businesses of the Company and its Subsidiaries as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument known to the Company under which any of the employees of the Company or any Subsidiary is now obligated, the occurrence of which would reasonably be expected to have a Material Adverse Effect.

2.10  COMPLIANCE WITH OTHER INSTRUMENTS.

     (a) Neither the Company nor any Subsidiary is in violation or default of any provisions of its respective charter documents or of any instrument, judgement, order, writ, decree or contract to which it is a party or by which it is bound, or of any provision of any federal or state statute, rule or regulation applicable to it, the violation or default of which would reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in any material payments being made by the Company. The execution, delivery and performance of this Agreement and the Investor Rights Agreement and the consummation of the transactions contemplated hereby and thereby by the Company will not (i) result in any such violation or default or
(ii) violate, be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any such provision, agreement, judgment, order, writ or decree to which the Company or a Subsidiary is bound or
(iii) result in the creation of any lien, charge or encumbrance upon any assets of the Company or any Subsidiary, or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the business or operations or any of the assets or properties of the Company or any Subsidiary.

AFFILIATES.  Set forth on Schedule 2.11 of the Disclosure Schedule hereto is a
                          -------------
list of (i) all contracts or agreements between the Company or any Subsidiary and all officers, directors, shareholders, affiliates and employees thereof, including any member of their immediate families (other than agreements to pay normal accrued wages and normal employment benefits, including expenses for purposes such as travel, meals, lodging and other similar expenses incurred in the ordinary course of business). Except as set forth in Schedule 2.11 of the
                                                         -------------
Disclosure Schedule, to the knowledge of the Company, no officer, director or shareholder of the Company or any Subsidiary (a) owns, directly or indirectly, any interest in (except stockholdings of 5% or less for investment purposes in securities of publicly held and traded companies), or is an employee of, any corporation, firm or other business entity that is a competitor, lessor, lessee, customer, franchisee or supplier of, or otherwise is affiliated or competes with, the Company or any Subsidiary, or (b) owns, directly or indirectly, in whole or in part, any real estate, any intangible property or confidential information that is material to the conduct of the business of the Company or any Subsidiary. No member of the immediate family of any officer or director of the Company or its Subsidiaries is directly or indirectly interested in any material contract with the Company or with any of its Subsidiaries. All salaries and other compensation paid to employees for work performed on the Company's or any Subsidiary's behalf is paid for by the Company or such Subsidiary.

2.12  CONTRACTS.

      (a) Except as set forth on Schedule 2.12 of the Disclosure Schedule,
                                 -------------
neither the Company nor any Subsidiary is a party to or bound by:

          (i) any note, bond, debenture or other evidence of indebtedness, or any contract, agreement, instrument, judgement, order, writ, decree, commitment or understanding under which it has borrowed any money or issued any note, bond, debenture or other evidence of indebtedness, or any mortgage, pledge, security agreement, deed of trust, financing statement or other document granting any lien, encumbrance or security interest (including liens, encumbrances or security interests upon properties acquired under conditional sales, capital leases and other title retention or security devices), or any guaranty or endorsement (other than endorsements for collection in the ordinary course of business) of, or other contingent obligations in respect of, indebtedness for borrowed money or other liabilities or obligations of others;

          (ii) any contract, agreement, instrument, judgement, order, writ, decree, commitment, arrangement or understanding relating to any joint venture, partnership or sharing of profits or losses with any person or permitting any person to utilize any technology, know-how or proprietary information of the Company or any Subsidiary;

          (iii) any contract, agreement, instrument, judgement, order, writ, decree, or commitment for the future purchase by the Company of any materials, equipment, services, or supplies, which (w) involves the payment of more than $50,000 (other than contracts with customers of the Company in which case such contract need not be listed on Schedule 2.12 unless such contract is between the
                               -------------
Company and one of the top ten customers of the Company (measured in terms of total revenue during fiscal 1998), (x) continues for a period of more than six months, (y) by its terms requires the Company to purchase the entire output of a supplier or (z) provides that any supplier will be the exclusive supplier of the Company or any Subsidiary;

          (iv) any contract, agreement, instrument, proposed transaction, judgement, order, writ, decree, commitment, arrangement or understanding for the sale or other disposition by the Company or any Subsidiary of its assets or properties other than in the ordinary course of business, or for the merger or consolidation of the Company or any Subsidiary with any other person or entity other than the merger of any wholly-owned Subsidiary with and into the Company;

          (v) any contract, agreement, instrument, judgement, order, writ, decree, or commitment, containing covenants purporting to limit the freedom of the Company or any Subsidiary to compete in any line of business or in any geographic area; or

          (vi) any contract, agreement, instrument, judgement, order, writ, decree, commitment, not elsewhere specifically disclosed pursuant to this Agreement involving the payment or receipt by the Company or any Subsidiary of more than $50,000 per year or $150,000 over the term thereof (other than contracts with customers of the Company in which case such contract need not be listed on Schedule 2.12 unless such contract is between the Company and one of
          -------------
the top ten customers of the Company (measured in terms of total revenue during fiscal 1998).

     (b)  Copies of all contracts, agreements or instruments identified in

Schedule 2.12 of the Disclosure Schedule have been made available to counsel for
-------------
the Investor. Each of such contracts, agreements and instruments (herein collectively called "Contracts") constitutes a valid and binding obligation of
                     ---------
the Company or a Subsidiary and is in full force and effect and the consummation of the transactions contemplated by this Agreement will not (i) result in any breach, default, impairment or forfeiture of any rights thereunder or (ii) require the approval, consent, or act of, or the making of any declaration, filing or registration with, any other party or any governmental authority (except for the filing pursuant to Section 25102(f) described above). The Company and/or its Subsidiary has fulfilled and performed in all material respects its obligations under each of the Contracts required to be performed prior to the date hereof, and neither the Company nor any Subsidiary is in or, to the knowledge of the Company, alleged to be in, breach or default under, nor is there, to the knowledge of the Company, alleged to be any basis for termination of, any of the Contracts and, to the knowledge of the Company, no other party to any of the Contracts has materially breached or defaulted thereunder, and, to the knowledge of the Company, no event has occurred and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default or breach by the Company or any Subsidiary or by any such other party. Except as set forth in Schedule 2.12
                                                                   -------------
of the Disclosure Schedule, neither the Company nor any Subsidiary is currently renegotiating any of the Contracts or paying liquidated damages in lieu of performance thereunder.

     (c) The conduct of the business of the Company and its Subsidiaries as now conducted or as proposed to be conducted does not violate or breach and will not violate or breach any provision of any contract, agreement or instrument to which it or they are bound, or any provision of its charter documents, which violation or breach would have a Material Adverse Effect.

     (d) Neither the Company nor any Subsidiary has engaged in the past six (6) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company or any Subsidiary with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or any Subsidiary or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company or any Subsidiary is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company or any Subsidiary.

     (e)  For the purposes of subsections (a)(iii) and (a)(vi) of this Section
                                                                       -------
2.12, all indebtedness, liabilities, agreements, instruments, and contracts
----
involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual dollar amounts of such subsections.

PERMITS. The Company and each Subsidiary have all permits, franchises, authorities, licenses and certifications of approval or authorizations which by law the Company or such Subsidiary shall have obtained in order lawfully to conduct its business (collectively the "Permits"), except where the failure to
                                        -------
obtain such Permit would not reasonably be expected to have a Material Adverse Effect. No notice of cancellation or default or any material dispute concerning any such Permit has been received by, or is known to, the Company. Each of the Permits is valid, subsisting and in full force and effect and the consummation of the transactions contemplated by this Agreement will not (i) result in any breach, default, impairment or forfeiture of any rights thereunder or (ii) require the consent, approval, or act of, or the making of any filing with, any third party or any governmental authority (except for the filing pursuant to Section 25102(f) described above).

DISCLOSURE. The Company has fully provided the Investor with all the information which the Investor has requested for deciding whether to purchase the Series A Preferred Stock and has answered all questions posed by the Investor. Neither this Agreement nor the Financial Statements nor any certificates delivered to the Investor or its counsel at any Closing, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in light of the circumstances under which they were made.

REGISTRATION RIGHTS. Except as provided in the Investors Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

CORPORATE DOCUMENTS. The Certificate of Incorporation and Bylaws of the Company are in the form attached hereto as Exhibits D and E, respectively.
                                   ----------     -

TITLE TO AND SUFFICIENCY OF PROPERTY AND ASSETS. The properties and assets of the Company and its Subsidiaries (including, without limitation, the assets and properties reflected on the Company's balance sheet as of September 30, 1998) are in good operating condition and repair (subject to normal wear and tear consistent with the age of the properties or assets) and are sufficient in all material respects for all operations of the Company and its Subsidiaries as currently conducted. The Company and its Subsidiaries own or lease their respective properties and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, each of the Company and its Subsidiaries is in material compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances which would materially impair the Company's use of such leasehold.

FINANCIAL STATEMENTS. The Company has delivered to the Investor its audited financial statements (balance sheet, statement of operations, changes in stockholders' equity and statement of cash flows) at and for the year ended December 31, 1997 (the "Audited Financial Statements")and its unaudited
                        ----------------------------
financial statements (balance sheet, statement of operations, changes in stockholders' equity and statement of cash flows) at September 30, 1998 and for the nine-month period then ended (the "Interim Financial Statements" and,
                                       ----------------------------
collectively with the Audited Financial Statements, the "Financial Statements").
                                                         --------------------
The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other ("GAAP"), except that the Interim Financial Statements do not contain all
        ----
footnotes required by GAAP and are subject to normal year-end adjustments which the Company does not presently believe will be material in amount or character. The Financial Statements present fairly the financial condition and operating results of the Company as of the dates and for the periods indicated therein. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 1998, and (ii) obligations incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a system of accounting that will enable it to prepare financial statements in accordance with GAAP.

ABSENCE OF CERTAIN CHANGES. Except as disclosed on the face of the Interim Financial Statements or as set forth on Schedule 2.19 of the Disclosure
                                        -------------
Schedule, since September 30, 1998, neither the Company nor any Subsidiary has:

     (a) incurred any increase in indebtedness for borrowed money over the level thereof reflected in the Financial Statements or granted any security interest in any of its assets or other property to secure any obligation for borrowed money;

     (b) issued or sold any capital stock;

     (c) received any notices of a default or breach of any Contract;

     (d) waived, compromised or permitted to lapse any claims or rights of material value, or sold, transferred or otherwise disposed of any assets or other properties, except in the ordinary course of business;

     (e) adopted or amended in any respect any employee benefit plan or bonus, profit sharing, deferred compensation, incentive, stock option or stock purchase, paid time off for sickness or other plan, program or arrangement for the benefit of employees, consultants or directors, or granted any general increase in the compensation of employees (including any such increase pursuant to any bonus, profit sharing or other compensation or incentive plan, program or commitment) or any increase in the compensation payable or to become payable to any officer or director;

     (f) made any capital commitments in excess of $100,000 in the aggregate;

     (g) declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock, or directly or indirectly redeemed, purchased or otherwise acquired or agreed to acquire any shares of its capital stock;

     (h) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets to, or entered into any other agreement or arrangement with, any of its officers, directors or other affiliates, except for (i) normal business advances to employees consistent with past practice and (ii) payment of compensation to officers;

     (i) suffered any damage, destruction, loss or claim to or against any property or asset with an aggregate value in excess of $100,000, whether or not covered by insurance;

     (j) initiated or maintained any proceedings with respect to its sale, merger, consolidation, liquidation or reorganization other than the merger of a wholly-owned subsidiary with and into the Company; or

     (k) agreed, whether in writing or otherwise, to take any action described in this Section 2.19.

EMPLOYEE BENEFIT PLANS.  Except as set forth on Schedule 2.20 of the Disclosure
                                                -------------
Schedule, neither the Company nor any Subsidiary has any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974. The Company has made all necessary filings with all regulatory agencies relating to any of its Employee Benefit Plans except where the failure to make such filings would not result in a Material Adverse Effect.

TAX RETURNS, PAYMENTS AND ELECTIONS. The Company and each Subsidiary have timely filed all tax returns and reports as required by law. These returns and reports are complete and correct in all material respects. The Company and each Subsidiary have timely paid all taxes and other assessments due, except those contested by it in good faith which are listed in Schedule 2.21 of the
                                                  -------------
Disclosure Schedule. The provisions for taxes in the Financial Statements are sufficient for all accrued and unpaid taxes as of the dates of the Financial Statements. No deficiencies or assessments for any taxes have been asserted, proposed or assessed against the Company or any Subsidiary by the Internal Revenue Service or any other taxing authority which remain unpaid and neither the Company nor any Subsidiary has received notice of any such deficiency or assessment from any taxing authority. Neither the Company nor any Subsidiary has elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"),
                                                                        ----
to be treated as a collapsible corporation pursuant to Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a Material Adverse Effect.

BUSINESS. Neither the Company nor any Subsidiary is (a) engaged in any business other than the design, installation and servicing of custom integrated audio, video and data display, conferencing and networking systems and the sale of portable multimedia presentation, conferencing and networking equipment, or (b) an "investment company" within the meaning of the Investment Company Act of 1940.

2.23  ENVIRONMENTAL COMPLIANCE.

      (a) The Company and each Subsidiary are in compliance with all applicable federal, state and local environmental laws, regulations and ordinances governing its business, properties or assets with respect to all discharges into the ground and surface water, emissions into the ambient air (including laws relating to noise) and generation, accumulation, storage, treatment, transportation, labeling or disposal of waste materials except where such noncompliance would not have a Material Adverse Effect.

      (b) As used herein, "Hazardous Material" means any hazardous or toxic
                           ------------------
substance, pollutant or waste which is regulated by any federal, state or local governmental authority; including, but not limited to, hazardous substances as defined under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, hazardous waste as defined under the Resource Conservation and Recovery Act, as amended, air pollutants regulated under the Clean Air Act as amended, pollutants as defined under the Clean Water Act, as amended, any pesticide as defined by the Federal Insecticide, Fungicide, and Rodenticide Act, any hazardous chemical substance or mixture or imminently hazardous substance or mixture regulated by the Toxic Substances Control Act.

      (c) To the Company's knowledge, no release, emission or discharge of any reportable quantities (as set forth in Title 40, Code of Federal Regulations
(S)302) of Hazardous Material into the environment (including the soil, groundwater, surface water or waterways, and air) is presently occurring on or from any property owned, leased or operated by the Company or any Subsidiary except pursuant to and in compliance with a federal, state or local permit.

      (d) To the Company's knowledge, no reportable quantities (as set forth in Title 40, Code of Federal Regulations (S)302) of Hazardous Material are located in the soil, groundwater, surface water, or waterways at or under any property owned, leased or operated by the Company or any Subsidiary in quantities or concentrations sufficient to require removal or remediation under the Comprehensive Environmental Response, Compensation and Liability Act, as amended.

      (e) Neither the Company nor any Subsidiary has ever (i) been held legally responsible for any release of any Hazardous Material; (ii) received notification from any federal, state or other governmental authority of potential liability for any release of Hazardous Material; or (iii) been required to pay the costs or expenses incurred for the release of any Hazardous Material.

      (f) To the Company's knowledge, neither the Company nor any Subsidiary has shipped any Hazardous Materials in any reportable quantities (as set forth in Title 40, Code of Federal Regulations, (S)302) to any hazardous waste treatment, storage or disposal facility which is listed or proposed for listing on the National Priority List established by the U.S. Environmental Protection Agency under the Comprehensive Environmental Response, Compensation and Liability Act or any similar state Superfund site cleanup list.

      (g) To the Company's knowledge, no Hazardous Materials are present in buildings presently leased, owned, or otherwise occupied by the Company or any Subsidiary in amounts or concentrations that could have a Material Adverse Effect if such Hazardous Materials were required to be removed.

ABSENCE OF CERTAIN COMMERCIAL PRACTICES. Neither the Company and its Subsidiaries nor, to the Company's knowledge, any officer, director, employee or agent of the Company or the Subsidiaries (or any person acting on behalf of any of the foregoing), has (i) given or agreed to give any gift or similar benefit of more than nominal value on behalf of the Company or any Subsidiary to any official of any governmental authority (domestic or foreign), to induce the recipient or his employer to do business, grant favorable treatment or compromise or forego any claim, (ii) made any significant payment which is illegal under prevailing law (regardless of the jurisdiction in which such payment was made) to promote or retain sales or to help, procure or maintain good relations with suppliers, (iii) engaged in any activity which constitutes a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder, (iv) engaged in any practice violating any United States federal law prohibiting compliance with an unsanctioned foreign boycott or (v) failed to perform its obligations in any respect under any contract with, or violated in any material respect any federal law known to the Company in its dealings with, the federal government or any agency or department thereof, including, but not limited to, any law with respect to conspiracy to defraud, false claims, conspiracy to defraud the United States, embezzlement or theft of public money, fraud and false statements, false demands against the United States, mail fraud, wire fraud, RICO, and truth in negotiations, which failure or violation would have a Material Adverse Effect. No such gift or benefit is required in connection with the operations of the Company or the Subsidiaries or their businesses to avoid any fine, penalty, cost, expense or adverse change in the business, assets, properties, operations or financial condition of the Company and its Subsidiaries which would have a Material Adverse Effect.

INSURANCE. The Company and each Subsidiary have in full force and effect insurance of the type and in amounts which are reasonably adequate for their businesses (subject to reasonable deductibles). Schedule 2.25 of the Disclosure
                                                 -------------
Schedule under the title "Insurance" identifies (indicating policy owners, carriers and effective dates) all policies of insurance, including insurance providing benefits for employees, owned, held or maintained by or for the benefit of the Company and the Subsidiaries or under which any of such companies is a named insured on the date hereof. All such policies are in full force and effect and no notice of cancellation or termination has been received with respect to such insurance except as set forth on the Disclosure Schedule under such caption.

MINUTE BOOKS. No amendment or other document relating to the Certificate of Incorporation of the Company has been filed in the Office of the Secretary of State of Delaware since October 15, 1998 except for the Certificate of Designation. No amendment or other document relating to the charter of any Subsidiary has been filed in the offices of the Secretary of State of their respective states of incorporation except as set forth in Section 2.6 of the
                                                          -----------
Disclosure Schedule under the caption "Subsidiaries." The copies of the Bylaws and corporate minutes of the Company and the Subsidiaries made available to counsel for the Investors on or before the date hereof are true, correct and complete copies of the Bylaws and corporate minutes of the Company and the Subsidiaries.

REAL PROPERTY.  Neither the Company nor any Subsidiary owns any real property.

2.28  EMPLOYEES.

      (a) Except as set forth in Schedule 2.28 of the Disclosure Schedule,
                                 -------------
neither the Company nor any Subsidiary is a party to or bound by any (i) employee collective bargaining agreement, employment agreement, consulting, advisory or service agreement, deferred compensation agreement, confidentiality agreement or covenant not to compete; (ii) contract or agreement with any officer, director or employee (other than employment agreements disclosed in response to clause (i)); or (iii) benefit plan or bonus, profit sharing, deferred compensation, incentive, stock option or stock purchase, or paid time off for sickness plan, program or arrangement with respect to their employees. Except as set forth in Schedule 2.28 of the Disclosure Schedule, neither the
                       -------------
Company nor any Subsidiary is a party to or bound by any severance plan or program or other severance arrangement for their employees. The consummation of the transactions contemplated by this Agreement will not result in any severance liability to any employee of the Company or any of its Subsidiaries.

      (b) Neither the Company nor any Subsidiary has engaged in any unfair labor practice, unlawful employment practice or unlawful discriminatory practice in the conduct of its business which would have a Material Adverse Effect. The Company and its Subsidiaries have complied in all material respects with all applicable legal requirements relating to prices, wages, hours and collective bargaining and have complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes; and based in part upon the representations of such employees, the Company believes that the Company and its Subsidiaries have withheld all amounts required by law or agreement to be withheld from the wages or salaries of employees and are not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing that would have a Material Adverse Effect. The relations of the Company and its Subsidiaries with their respective employees are satisfactory and none of such companies is a party to or, to the knowledge of the Company, threatened with any dispute or controversy with a union or with respect to unionization or collective bargaining, involving any of such companies. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its or its Subsidiaries' employees.

SECTION 83(B) ELECTIONS. The Company has not been notified by any individual who has purchased shares of the Company's Common Stock that the individual has failed to make or file on a timely basis all elections and notices required by
Section 83(b) of the Code and any analogous provisions of applicable state tax laws.

OFFERING. Subject to the truth and accuracy of the Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series A Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

LABOR AGREEMENTS AND ACTIONS. Neither the Company nor any of its Subsidiaries is bound by or subject to (and none or their assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's or any of its Subsidiaries' knowledge, has sought to represent any of the employees, representatives or agents of the Company or any of its Subsidiaries. There is no strike or other labor dispute involving the Company or any of its Subsidiaries pending, or to the Company's or any of its Subsidiaries' knowledge, threatened, that could have a Material Adverse Effect, nor is the Company or any of its Subsidiaries aware of any labor organization activity involving its employees. Neither the Company nor any of its Subsidiaries is aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or any Subsidiary, nor does the Company or any Subsidiary have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company or any Subsidiary is terminable at the will of the Company or any Subsidiary as the case may be, subject to any limitations that may be imposed by law. To its knowledge, the Company and each if its Subsidiaries has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

DIRECTORS AND OFFICERS. As of the date hereof, the Company's directors are Donald J. Esters, Frank Perna and John Bohle and the Company's officers are Donald J. Esters, Michael Dennis, Mark Madison, Craig Park, Daniel M. Caserza and Dennis Kushner.

3.   REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

          The Investor hereby represents and warrants that:

AUTHORIZATION. The Investor has full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Investor and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Series A Preferred Stock and the Common Stock issuable upon conversion of the Series A Preferred Stock (collectively, the "Securities") will be acquired for
                                             ----------
investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in contravention of applicable law, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

DISCLOSURE OF INFORMATION. The Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Series A Preferred Stock. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

INVESTMENT EXPERIENCE. The Investor is an institutional or individual investor in securities of companies in the development or growth stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Investor also represents it has not been organized for the purpose of acquiring the Securities.

ACCREDITED INVESTOR. The Investor is and at each Closing will be an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

RESTRICTED SECURITIES. The Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited
                                             ---
circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Investor acknowledges that its investment in the Securities may be an illiquid investment requiring the Investor to bear the economic risk of the investment for an indefinite period and that the Company may never be able to comply with the requirements of Rule 144.

FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement (provided and to the extent that such terms are then applicable and provided that the Investor is making such disposition in a transaction other than pursuant to Rule 144 or under an effective registration statement under the Act and in accordance with any applicable state securities laws), and

     (a) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and

     (b) If requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, rendered by Brobeck, Phleger & Harrison LLP or another law firm experienced in matters involving the sale of securities under federal and state securities laws and reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act or registration or qualification under any state securities or "blue sky" law.

          Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

LEGENDS. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

     (a) "These securities have not been registered under the Securities Act of 1933 or any applicable state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Securities Act and the registration or qualification of the securities under applicable state securities laws or an opinion of counsel reasonably satisfactory to the Company, in form and content reasonably satisfactory to the Company, that such registration or qualification under the Securities Act and state securities laws is not required or except as otherwise provided in the Series A Convertible Redeemable Preferred Stock Purchase Agreement dated as of November 10, 1998."

     (b) "A statement of all the designations, preferences, rights and qualifications, limitations or restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any shareholder upon request and without charge, at the principal office of the Company."

     (c) "The shares evidenced by this certificate are subject to the terms and conditions of a certain Investor Rights Agreement which includes a voting agreement and a market stand-off agreement. Copies of the Investor Rights Agreement may be obtained upon written request to the Company's secretary.

     (d)  Any legend required by the securities laws of any state.

CONSENTS. No consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement and the Investor Rights Agreement and the consummation of the transactions contemplated hereby and thereby.

4.  STATE COMMISSIONER OF CORPORATIONS.

CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS

UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE OR OTHERWISE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

5.  CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING.

          The obligations of the Investor under Section 1 of this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions:

REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of each Closing with the same force and effect as though such representations and warranties had been made on and as of the date of each Closing.

PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing.

QUALIFICATIONS AND CONSENTS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or of any third party that are required in connection with the lawful issuance or sale of the Series A Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the Initial Closing, including the filing of the Certificate of Designation with the Secretary of State of Delaware.

PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at each Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investor's special counsel, and the Investor shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at each Closing a certificate certifying that the conditions specified in Sections 5.1, 5.2 and 5.3 have been fulfilled and stating that there has been no material adverse change in the business, assets, properties, operations or financial condition of the Company and its Subsidiaries, taken as a whole, since September 30, 1998.

INVESTOR RIGHTS AGREEMENT. At or prior to the Initial Closing, the Company, the Investor, and those persons designated as Common Holders therein shall have entered into the Investor Rights Agreement in the form attached as Exhibit B
                                                                   ---------
hereto and such agreement shall thereby have become effective. At or prior to the Subsequent Closing, Continental Far East and Advanced Communications shall have entered into the Investor Rights Agreement.

OPINION OF COMPANY COUNSEL. The Investor shall have received from Latham & Watkins, counsel for the Company, and from a Delaware law firm, opinions, dated as of each Closing, substantially in the forms attached hereto as Exhibit C-1
                                                                  -----------
and Exhibit C-2.
    -----------

ELECTION OF INVESTOR DIRECTOR. A representative of the Investor, who initially shall be Philip Halperin, shall have been validly elected as a director of the Company effective immediately upon the Initial Closing.

MANAGEMENT RIGHTS LETTER. The Company shall have executed and delivered to Investor the Management Rights Letter in the form attached hereto as Exhibit F.
                                                                     ---------

TERMINATION AGREEMENTS. At or prior to the Initial Closing, each of the Original Stockholders Agreement dated as of March 4, 1994 by and among the Company and each of the stockholders named therein, the Investor Agreement dated as of June 24, 1998 by and among the Company and the other persons named therein, and the Registration Rights Agreement dated as of June 24, 1998 by and among the Company and the other persons named therein shall have been terminated and the Investor shall have been provided copies of the termination agreements and any other evidence of such termination.

6.  CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

          The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by that Investor:

REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true and correct on and as of each Closing with the same force and effect as though such representations and warranties had been made on and as of each Closing.

PERFORMANCE. The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing, including, without limitation, payment of the purchase price specified in
Section 1.1.

COMPLIANCE CERTIFICATE. The Investor shall deliver to the Company a certificate certifying that the conditions specified in Section 6.1 and 6.2 have been fulfilled.

INVESTOR RIGHTS AGREEMENT. The Investor shall have entered into the Investor Rights Agreement in substantially the form attached as Exhibit B hereto.
                                                       ---------

7.  COVENANTS OF THE COMPANY.

USE OF PROCEEDS. The Company shall use all proceeds received from the Investor in connection with the issuance and sale of the Series A Preferred Stock for acquisitions, working capital and general corporate purposes.

MINIMUM NET WORTH. The Company shall maintain a stockholders' equity as shown on its balance sheet (exclusive of goodwill) prepared in accordance with GAAP of at least $750,000 until December 30, 1998 and of at least $1,000,000 at December 31, 1998 and at all times thereafter.

8.  MISCELLANEOUS.

SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

BENEFIT OF AGREEMENT; SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as otherwise expressly provided in this Agreement.

GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California, without regard to such State's choice of law provisions.

COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or telecopy (receipt confirmed, with a copy to be sent by certified or registered mail as set forth herein) to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

FINDER'S FEE. The Investor, severally as to itself, represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

          Except as set forth on Schedule 8.7, the Company represents that it
                                 ------------
neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

EXPENSES. Each of the parties hereto shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement; provided, however, that whether or not the Closing occurs the Company shall pay up to $35,000 of the reasonable fees and expenses of Investor's counsel, Brobeck, Phleger & Harrison LLP. In addition, if the Closing does occur, the Company shall reimburse the Investor for its actual travel expenses incurred in connection with the transactions provided for in this Agreement, not to exceed $10,000. The Investor and the Company shall each bear 50% of the reasonable fees and expenses of the Delaware law firm referred to in Section 5.7, provided that Investor's portion of such fees and expenses shall not exceed $3,500 without the consent of the Investor, which consent will not be unreasonably withheld.

AMENDMENTS AND WAIVERS. Except as expressly specified herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the outstanding shares of Series A Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

INTEGRATION. This Agreement (including all exhibits and schedules thereto and certificates or other documents delivered in connection with the Closing hereunder), together with the Investor Rights Agreement, the Certificate of Designation and the Bylaws, embody the entire agreement and understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings that shall be binding upon any party to this Agreement, other than those expressly set forth or referred to herein and in the Investor Rights Agreement, the Certificate of Designation and the Bylaws.

COSTS OF ENFORCEMENT. The reasonable costs and expenses of the prevailing party in enforcement proceedings brought hereunder or under the Investor Rights Agreement shall be paid by the non-prevailing parties to such proceedings.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                      INTELLISYS GROUP, INC.

                                        /s/ Donald J. Esters
                                      __________________________________________
                                      By:  Donald J. Esters
                                      Its:  Chairman and Chief Executive Officer
                                      Address:

                                      INVESTOR:


                                      WESTON PRESIDIO CAPITAL III, L.P.

                                      By:  WESTON PRESIDIO CAPITAL MANAGEMENT
                                      III, LLC, its General Partner

                                        /s/ Philip Halperin
                                      __________________________________________
                                      By: Philip Halperin



                                      WPC ENTREPRENEUR FUND, L.P.

                                      By:  WESTON PRESIDIO CAPITAL MANAGEMENT
                                      III, LLC, its General Partner

                                        /s/ Philip Halperin
                                      __________________________________________
                                      By:  Philip Halperin

                                  SCHEDULE A

                               LIST OF INVESTORS

First Closing                             No. of Shares     Purchase Price
-------------                             -------------     --------------

Weston Presidio Capital III, L.P.               459,413      $3,046,505.43

WPC Entrepreneur Fund, L.P.                      22,869         151,651.20
                                              ---------      -------------
                                                482,282       3,198,156.63
Subsequent Closing
------------------

Weston Presidio Capital III, L.P.               977,082      $6,479,323.87

WPC Entrepreneur Fund, L.P.                      48,636         322,519.91
                                              ---------      -------------
                                              1,025,718      $6,801,843.78

                                   EXHIBIT A
                                   ---------

                          CERTIFICATE OF DESIGNATION
                           OF INTELLISYS GROUP, INC.
                            A DELAWARE CORPORATION


                          CERTIFICATE OF DESIGNATION
                                      of
                SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK
                                      of
                            INTELLISYS GROUP, INC.

            Pursuant to Section 151 of the General Corporation Law
                           of the State of Delaware


          Intellisys Group, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors (the "Board of Directors") has adopted the following resolution creating a series of its Preferred Stock, par value $.01 per share, designated as Series A Convertible Redeemable Preferred Stock:

          RESOLVED, that a series of the class of authorized Preferred Stock, par value $.01 per share, of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

          1.  Designation and Number.
              ----------------------

          A class of Preferred Stock, designated Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock"), is hereby established. The number of shares of Series A Preferred Stock shall be 1,508,000. The rights, preferences, privileges and restrictions granted to and imposed upon the Series A Preferred Stock are as set forth below.

          2.  Dividend Provisions.
              -------------------

          The holders of shares of Series A Preferred Stock shall be entitled to receive dividends, when and if declared by the Board of Directors, out of any assets legally available therefor, in an amount equal to that paid on a share of Common Stock into which such shares of Series A Preferred Stock could then be converted. Dividends, if paid or declared, must be paid on all outstanding shares of Series A Preferred Stock. No dividends shall be paid on any Common Stock of the corporation during any fiscal year unless dividends in an amount equal to or greater than any dividends to be paid on any Common Stock shall have been or are concurrently paid on each share of the Series A Preferred Stock.

          3.  Liquidation Preference.
              ----------------------

              a.  Series A Preferred Stock.  In the event of any liquidation,
                  ------------------------
dissolution or winding up of this corporation, either voluntary or involuntary, a holder of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of any other series of Preferred Stock or Common

Stock by reason of their ownership thereof, an amount per share equal to the greater of (A) the sum of (i) $6.6313 for each outstanding share of Series A Preferred Stock (the "Original Series A Issue Price") as adjusted to reflect any
                      -----------------------------
share split, share dividend, combination, reclassification or similar event involving the Series A Preferred Stock, plus any declared but unpaid dividends on such share, and (ii) an amount equal to a ten percent (10%) annual rate of return compounded annually, from the date of issuance of such stock through the date on which such payment is made, on the Original Series A Issue Price or (B) the value such holder would receive if each outstanding share of the Series A Preferred Stock had been converted into Common Stock pursuant to Section 4 hereof immediately prior to such liquidation, dissolution or winding up of this corporation (treating the Series A Preferred Stock for purposes of this Section as being fully convertible notwithstanding any provision to the contrary contained herein). If upon the occurrence of such event, the assets and funds to be distributed among the holders of the Series A Preferred Stock are insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock then owned by each such holder.

          b.  No Further Right or Claim.  After the completion of the
              -------------------------
distribution required by subparagraph (a) of this Section 3, the holders of shares of Series A Preferred Stock will have no right or claim to any of the remaining assets of this corporation.

          c.  Property Distribution.  Whenever the distribution provided for in
              ---------------------
this Section 3 shall be payable in property other than cash, its value will be deemed its fair market value, as determined in good faith by the Board of Directors of this corporation. Any securities shall be valued as follows:

              (i) Securities not subject to investment letter or other similar restrictions on free marketability:

                    (A) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

                    (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

                    (C) If there is no active public market, the value shall be the fair market value thereof, as mutually determined in good faith by the Board of Directors of this corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock.

              (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined in good faith by the Board of Directors of this corporation and the holders of at least a majority of the voting power of all then outstanding shares of such Series A Preferred Stock.

              d.  Acquisitions.  Any acquisition of the corporation by means of
                  ------------
merger or other form of corporate reorganization in which outstanding shares of the corporation are exchanged for securities or other consideration issued by the acquiring corporation or its subsidiary (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the corporation), or a sale, conveyance or disposition of all or substantially all of the assets of this corporation or the effectuation by the corporation or its stockholders of a transaction or series of transactions in which more than 50% of the voting power of the corporation is acquired by another person or entity (collectively, an "Acquisition"), shall be deemed to be a liquidation, dissolution or winding up
------------
of the corporation within the meaning of this Section 3.

          4.  Conversion.  The holders of the Series A Preferred Stock shall
              ----------
have conversion rights as follows (the "Conversion Rights"):
                                        -----------------

               a.  Right to Convert.
                   ----------------

                      (i) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time or from time to time after the first anniversary of the date of initial issuance of shares of Series A Preferred Stock and on or prior to the fifth day prior to any Redemption Date (as defined in Section 5(a)), at the office of this corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price for such share by the Conversion Price at the time in effect for such share; provided, however, that if the Company's
                               --------  -------
registration statement (registration no. 333-65845) covering shares of Common Stock to be issued in an underwritten public offering (the "Registration") is withdrawn by the Company from filing with the Securities and Exchange Commission, the shares of Series A Preferred Stock shall, immediately upon filing of the notice of such withdrawal with the Securities and Exchange Commission, become convertible, at the option of the holder thereof, into shares of Common Stock pursuant to the provisions of this Section 4(a)(i); and provided, further, that the Conversion Price for the Series A Preferred Stock
--------  -------
shall be subject to adjustment as set forth in subsection 4(c). The initial Conversion Price is the Original Series A Issue Price.

                      (ii) Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect immediately upon the consummation of the corporation's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 (or any successor form) under the Securities Act of 1933, as amended, where (x) the aggregate price at which such shares are sold to the public (excluding shares sold by Don Esters or persons related to or affiliated with him) is not less than $20,000,000, and (y) the price per share to the public is at least two times the Original Series A Issue Price (as adjusted to reflect any stock split, dividend, combination, reclassification or similar event occurring after the date hereof). If the consummation of the foregoing public offering occurs prior to the first anniversary of the date of initial issuance of shares of Series A Preferred Stock and the Registration is consummated, the conversion shall take place automatically on the first anniversary of the date of initial issuance of the Series A Preferred Stock at the Conversion Price in effect at the time of such anniversary.

                    (iii) Should the corporation consummate a sale of the corporation's Common Stock pursuant to an initial underwritten public offering, but such offering fails to meet the requirements of subsection (ii) above, the rights and privileges of the holders of Series A Preferred Stock shall remain and each share of Series A Preferred Stock shall not be automatically converted into shares of Common Stock as described in subsection (ii) above. If (A) the corporation subsequently consummates a sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended, in which (x) the aggregate market value of the publicly-traded shares of the corporation's Common Stock following completion of the offering is greater than $35.0 million, and (y) the per share price to the public of the Common Stock sold in the offering is at least two times the Original Series A Issue Price (as adjusted to reflect any stock split, dividend, combination, reclassification or similar event occurring after the date hereof), and (B) the Series A Preferred Stock is then convertible into Common Stock pursuant to the provisions of Section 4(a)(i) hereof, then each share of Series A Preferred Stock shall automatically be converted upon the consummation of such offering, into shares of Common Stock at the Conversion Price at the time in effect for such series.

                    (iv) The Series A Preferred Stock shall also automatically be converted into shares of Common Stock at the Conversion Price at the time in effect, if (x) the publicly-traded shares of the corporation's Common Stock have had a closing trading price on the market on which such shares are listed (the "Trading Market") of not less than two times the Original Series A Issue Price (as adjusted to reflect any stock split, dividend, combination, reclassification or similar event occurring after the date hereof) for thirty (30) of the forty
(40) most recent trading days on the Trading Market, (y) the Average Daily Market Value (as defined below) of the shares of Common Stock trading during the forty (40) day period described above exceeds $750,000 and (z) the Series A Preferred Stock is then convertible into Common Stock pursuant to the provisions of Section 4(a)(i) hereof. For purposes of this subsection (iv), the three week period prior to or after an underwritten secondary public offering (such offering not otherwise satisfying the requirements of subsection (iii) above) shall not be included in the calculation of the forty (40) day period described herein. The Average Daily Market Value shall be an amount determined by dividing the sum of the Daily Market Values for the trading days in the 40 trading day period by 40. The Daily Market Value on any day shall be determined by multiplying the number of shares of Common Stock sold during that day by the closing sale price on the Trading Market for a share of Common Stock on that day.

          b.  Mechanics of Conversion.  Before any holder of Series A Preferred
              -----------------------
Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice by mail, postage prepaid, to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

               c.  Conversion Price Adjustments of Series A Preferred Stock.
                   ---------------------------------------------------------

                    (i) The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                        (A) If the corporation shall issue, at any time after the Purchase Date (as defined below), any Additional Stock (as defined below) for consideration per share less than the Conversion Price with respect to the Series A Preferred Stock in effect immediately prior to such issuance, then the Conversion Price in effect immediately prior to each such issuance shall forthwith be reduced concurrently with such issue to the price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (treating as outstanding for such purposes the Common Stock issuable upon conversion of the Series A Preferred Stock) plus the number of shares of Common Stock which the aggregate consideration received by the corporation for the total number of shares of Additional Stock (as defined hereafter) so issued would purchase at such Conversion Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (treating as outstanding for such purposes the Common Stock issuable upon conversion of the Series A Preferred Stock) plus the number of shares of Additional Stock so issued.

                        (B) No adjustment of the Conversion Price for the Series A Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to 3 years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of 3 years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 4(c)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                      (C) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                      (D) In the case of the issuance of the Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.

                      (E) In the case of the issuance of options to purchase or rights to subscribe for Additional Stock, securities by their terms convertible into or exchangeable for Additional Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(c)(i) and subsection 4(c)(ii):

              1. The aggregate maximum number of shares of Additional Stock deliverable upon exercise of such options to purchase or rights to subscribe for Additional Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(c)(i)(C) and (c)(i)(D)), if any, received by the corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights for the Additional Stock covered thereby.

              2. The aggregate maximum number of shares of Additional Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(c)(i)(C) and
          (c)(i)(D)).

              3. In the event of any change in the number of shares of Additional Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the applicable Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Additional Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

              4. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Additional Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

              5. The number of shares of Additional Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(c)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(c)(i)(E)(3) or (4).

                         (F) Notwithstanding any of the provisions of this
Section 4(c), the Conversion Price of the Series A Preferred Stock shall never be adjusted to a price below eighty percent (80%) of the Original Series A Issue Price.

                   (ii) "Additional Stock" shall mean any shares of Common Stock
                         ----------------
issued (or deemed to have been issued pursuant to subsection 4(c)(i)(E)), by this corporation after the issuance date of the Series A Preferred Stock (the "Purchase Date") other than (x) shares of Common Stock issued or issuable upon
 -------------
conversion of shares of the Series A Preferred Stock or pursuant to a transaction described in subsection 4(c)(iii) or (iv) hereof, (y) up to 400,000 shares of the corporation's Common Stock (which number shall be appropriately adjusted to reflect any stock split, dividend, combination, reclassification or similar event occurring after the date hereof) reserved for issuance under the corporation's stock plans approved by the corporation's Board of Directors, and
(z) up to 457,058 shares of Common Stock (which number shall be appropriately adjusted to reflect any stock split, dividend, combination, reclassification or similar event occurring after the date hereof) issued upon exercise of outstanding warrants and stock options.

                   (iii) In the event the corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any
                             -------------------------
consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the applicable Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 4(c)(i)(E).

                   (iv) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the applicable Conversion Price for the Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

          d.  Other Distributions.  In the event this corporation shall declare
              -------------------
a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(c)(iii) other than in connection with the redemption of any such security provided for in Section 5 or in connection with Excluded Redemptions as such term is defined in Section 5, then, in each such case for the purpose of this subsection 4(d), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution.

          e.  Recapitalizations.  If at any time or from time to time there
              -----------------
shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the applicable Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

          f.  No Impairment.  This corporation will not, by amendment of its
              -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

          g.  No Fractional Shares and Certificate as to Adjustments.
              ------------------------------------------------------

              (i) No fractional shares shall be issued upon conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be determined by rounding to the nearest whole share. Such conversion shall be determined on the basis of the total number of shares of the Series A Preferred Stock the holder is at the time converting into Common Stock and such rounding shall apply to the number of shares of Common Stock issuable upon such aggregate conversion.

              (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of any of the Series A Preferred Stock, pursuant to this
Section 4, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of the Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth
(A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

          h.  Notices of Record Date.  In the event of any taking by this
              ----------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of the Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          i.  Reservation of Stock Issuable Upon Conversion.  This corporation
              ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          j.  Notices.  Any notice required by the provisions of this Section 4
              -------
to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

      5.  Redemption.
          ----------

          a.  Series A Preferred Stock.  At any time beginning November 10,
              ------------------------
2003, but subject to the provisions of Section 5(b) below, if the Series A Preferred Stock has not been converted to Common Stock pursuant to Section 4(a)(ii), (iii) or (iv) on or before November 10, 2003, upon election (a

"Redemption Election") by the holders of 100% of the then outstanding Series A
 -------------------
Preferred Stock, the corporation shall redeem each share of Series A Preferred Stock by paying for every share of such Series A Preferred Stock, the Redemption Price (as defined below). On the 30th day after the date of the Redemption Election (the "Initial Redemption Date"), but subject to Section 5(b) below, the
               -----------------------
corporation shall redeem one-sixteenth of the outstanding shares of Series A Preferred Stock by paying to each holder of shares of Series A Preferred Stock, a per share sum equal to the Original Series A Issue Price of such shares of Series A Preferred Stock plus an amount equal to a ten percent (10%) annual rate of return (the "ARR") compounded annually from the date of issuance of such shares through the date on which such shares are redeemed (the "Redemption
                                                                ----------
Price").  Following the Initial Redemption Date and payment, the remaining
-----
shares of Series A Preferred Stock shall be redeemed in fifteen (15) equal quarterly installments, at the Redemption Price, commencing on the 90th day following the Initial Redemption Date and then on every 90th day thereafter, unless such day falls on a day which is not a business day in San Francisco, California, in which case the applicable redemption installment shall be due and payable on the next business day (each such date, and the Initial Redemption Date, are sometimes referred to herein as a "Redemption Date").
                                             ---------------

          b. The Redemption Price with respect to all shares of Series A Preferred Stock shall be paid before any redemption payment is made in respect of any other capital stock of the corporation (or any securities convertible into or exercisable or exchangeable into capital stock of the corporation), other than Excluded Redemptions. "Excluded Redemptions" shall mean any
                                   --------------------
repurchases of the corporation's capital stock pursuant to employee stock plans approved by the corporation's Board of Directors.

          c. At least fifteen (15) days prior to the Initial Redemption Date, written notice shall be mailed by the corporation, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock at the address last shown on the records of this corporation for such holder or given by the holder to this corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of this corporation is located, notifying such holder of the redemption to be effected, specifying the Redemption Date, the Redemption Price, the place at which payments may be obtained and the date on which such holder's Conversion Rights as to such shares terminate and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Each holder of Series A Preferred Stock being redeemed
 -----------------
shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled.

          d. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of such shares of the Series A Preferred Stock that are to be redeemed on the Redemption Date (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the corporation legally available for redemption of shares of the Series A Preferred Stock on any Redemption Date, are insufficient to pay in full the cash portion of the Redemption Price for the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of Series A Preferred Stock first, ratably among the holders of those shares to be redeemed based on the number of such shares required to be redeemed that are then outstanding. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the corporation are legally available for the redemption of shares of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the corporation has become obligated to redeem on any Redemption Date, but which it has not redeemed.

          e. Three (3) days prior to the Redemption Date, this corporation shall deposit the cash Redemption Price of all outstanding shares of Series A Preferred Stock designated for redemption in the Redemption Notice, and not yet redeemed or converted, with a bank or trust company having aggregate capital and surplus in excess of $50,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed. Simultaneously, this corporation shall deposit irrevocable instruction and authority to such bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay, on and after the date fixed for redemption, the Redemption Price of the Series A Preferred Stock to be redeemed to the holders thereof upon surrender of their certificates. Any moneys deposited by the corporation pursuant to this subsection (e) remaining unclaimed at the expiration of six months following the applicable Redemption Date, shall thereafter be returned to the corporation upon its request expressed in a resolution of its Board of Directors; provided, however, that the corporation's obligations to pay the Redemption Price shall continue.

          f. Notwithstanding the provisions of this Section 5, in the event that the Series A Preferred Stock has been redeemed in accordance herewith but the holders thereof have not received on each Redemption Date the full Redemption Price payable thereon and if there shall at the time be at least four directors of this corporation in office, the holders of a majority of the outstanding Series A Preferred Stock shall be entitled to elect one additional individual to the Board of Directors (the "Additional Director"), who will be elected for a one-year term (or until the Additional Director's right to hold office terminates as provided herein, whichever occurs earlier), at a special meeting called by the holders of at least 25% of the outstanding shares of Series A Preferred Stock or, if the request for a special meeting is received by this corporation less than 90 days before the date fixed for the next annual or special meeting of stockholders of this corporation, at the next annual or special meeting, and at each subsequent annual meeting until the payment in full of the due and unpaid portion of the Redemption Price. When the due and unpaid portion of the Redemption Price has been paid in full, the holders of the Series A Preferred Stock shall be divested of the right to elect the Additional Director and the term of office of the Additional Director shall terminate. In addition to the foregoing, in the event the Series A Preferred Stock has been redeemed in accordance herewith but the holders have not received on a Redemption Date the full Redemption Price payable on that date, then the ARR used to compute the portion of the Redemption Price which has not been paid when due (but not any other portion of the Redemption Price paid when due) shall be increased by two percent (2%) and shall be increased by an additional two percent (2%) on the last day of the first 90-day period following the respective Redemption Date if the portion of the Redemption Price which had not been paid when due remains unpaid on that date and by an additional one percent (1%) on the last day of the second 90-day period following the respective Redemption Date if the portion of the Redemption Price which had not been paid when due remains unpaid on that date.

          g. This corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in taking all action as may be necessary or appropriate to protect the redemption rights of the holders of the Preferred Stock against impairment.

      6.  Voting Rights.
          -------------

          a. The holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such share of Series A Preferred Stock could be converted at the close of business on the record date for such vote, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the bylaws of this corporation, and shall be entitled to vote, together with holders of Common Stock as a single class and not as a separate class, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of

Series A Preferred Stock held by such holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

          b. Except as set forth in Section 5(f) hereof, the Board of Directors of the corporation shall consist of not less than five (5) nor more than seven
(7) members. Except as set forth in Section 5(f) hereof, the holders of the Series A Preferred Stock shall have the right to elect one director voting as a separate class. Except as set forth in Section 5(f) hereof, the remaining directors shall be elected by the holders of the outstanding shares of the Common Stock and the Series A Preferred Stock, voting together as a class. Election of directors need not be by written ballot, unless the bylaws of the corporation shall so provide. Any director who is elected to the Board of Directors may be removed from the Board only upon the request of the holders who elected such director by vote of at least the number of shares required to elect such director. In the event that a director so elected resigns, is removed from, or otherwise ceases to serve on, the Board of Directors of the corporation, for whatever reason (other than as a result of the cessation of the term of office of the Additional Director as provided in Section 5(f) hereof), the vacancy shall be filled, in accordance with applicable law, with an individual elected by the holders who initially elected such director, as described above.

      7.  Protective Provisions.
          ---------------------

          This corporation shall not, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class:

          (i) increase or decrease the authorized number of shares of Series A Preferred Stock, issue any additional shares of Series A Preferred Stock after the initial issuance thereof or alter the rights, preferences or privileges of the Series A Preferred Stock;

          (ii) authorize or designate any new class or series of stock or any other securities convertible into equity securities of this corporation, in either case ranking senior to the Series A Preferred Stock in rights of redemption, liquidation preference, voting or dividends or increase the authorized or designated number of any such existing class or series;

          (iii) effect an Acquisition;

          (iv) declare or pay any dividends on the corporation's capital stock or repurchase any of the corporation's capital stock (except under employee stock plans approved by the corporation's Board of Directors or as permitted herein);

          (v) amend its Certificate of Incorporation or Bylaws in a manner that adversely affects the voting powers, preferences or other rights or privileges of the Series A Preferred Stock (provided that any amendment to this Certificate of Designation shall require the consent of the holders of a majority of the outstanding Series A Preferred Stock);

          (vi) make or permit any subsidiary of the corporation to make loans or advances in an aggregate amount outstanding in excess of $250,000 (excluding a

$100,000 loan currently outstanding to Dupuis Group, L.L.C. and a $60,000 loan currently outstanding to Durand Communications, Inc.), except loans or advances to employees in the ordinary course of business as part of compensation or travel related advances;

          (vii) own, or permit any subsidiary of the corporation to own, any stock or other securities of any person in which Donald Esters, any officer or director of the corporation or any person affiliated or related to Donald Esters or such persons holds, directly or indirectly, any interest;

          (viii) pay any cash compensation to the six most highly compensated employees of the corporation in excess of an aggregate of $1,500,000 per year (with such amount increased by 10% annually commencing on January 1, 2000);

          (ix) approve or make capital expenditures in any year in excess of $2,500,000 with such amount increased each fiscal year by the same percentage that the corporation's revenues increase in such fiscal year as compared to the corporation's revenues for the prior fiscal year;

          (x) incur indebtedness, enter into any loan agreement or otherwise pledge, hypothecate or mortgage the assets or stock of the corporation in any manner, or otherwise guarantee any indebtedness of any kind, other than indebtedness of up to (aa) 5.0 times the Pro Forma Trailing 12-Month EBITDA (as defined below) through December 31, 1998, and (bb) 4.0 times the Pro Forma Trailing 12-Month EBITDA subsequent to December 31, 1998 (for purposes of the foregoing, the term "Pro Forma Trailing 12-Month EBITDA" shall mean the Company's earnings before interest, taxes, depreciation and amortization for the 12-month period ended on the last day of the most recently completed month, as adjusted to include throughout the 12-month period the earnings before interest, taxes, depreciation and amortization for that 12-month period of any business acquired by the Company); or

          (xi) do any act or thing which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

      8.  Status of Converted or Redeemed Stock.  In the event any shares of
          -------------------------------------
Series A Preferred Stock shall be converted or redeemed pursuant to Section 4 or 5 hereof or otherwise, the shares of Series A Preferred Stock so converted or redeemed shall be cancelled and shall not be issuable by the corporation, and this corporation.

          IN WITNESS WHEREOF, the corporation has caused this Certificate of Designation of Series A Convertible Redeemable Preferred Stock to be duly executed by its Vice President, Operations and Secretary this _________ day of November, 1998.


                                 INTELLISYS GROUP, INC.



                                 By:___________________________________
                                 Name:  Dan Caserza
                                 Title:  Vice President, Operations and
                                 Secretary

                                   EXHIBIT B
                                   ---------


                           INVESTOR RIGHTS AGREEMENT


          THIS INVESTOR RIGHTS AGREEMENT, dated as of November 20, 1998 (this

"Agreement"), is made by and among Intellisys Group, Inc., a Delaware
----------
corporation (the "Company"), Donald J. Esters, the Esters Family Partnership,
                  -------
John Bohle, Frank Perna, E*Capital Corporation, a California corporation, John
P. Feighner and Anne C. Feighner as Trustees of the Feighner Family Trust, DenMat Corp., a Delaware corporation, Edward W. Wedbush, National Financial Associates, and Michael Dennis (collectively, the "Common Holders"), Continental
                                                   --------------
Far East and Advanced Communications Equipment (collectively, the "Passive
                                                                   -------
Holders"), and Weston Presidio Capital III, L.P. and WPC Entrepreneur Fund, L.P.
-------
(collectively, the "Investor").  For purposes of this Agreement, the term
                    --------
Investor shall be deemed to include all assignees and successors thereof.

          Each of the Common Holders and Passive Holders owns that number of shares, or options to purchase that number of shares, of the Company's Common Stock, $.01 par value, set forth opposite his name on Schedule 2.2 of the Disclosure Schedule to the Series A Convertible Redeemable Series A Preferred Stock Purchase Agreement dated of even date herewith (the "Series A Purchase Agreement").

          As an inducement to the Investor to complete such purchase, the Common Holders, the Passive Holders and the Company desire to enter into this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

          1.  CERTAIN DEFINITIONS.  As used in this Agreement, the following
              -------------------
terms shall have the meanings set forth below:

          "Affiliate" of a Person, shall mean any Person which, directly or
           ---------
indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Certificate of Designation" shall mean the Company's Certificate of
           --------------------------
Designation of Series A Convertible Redeemable Preferred Stock filed with the Secretary of State of Delaware relating to the Series A Preferred Stock.

          "Common Stock" shall mean the Company's Common Stock, $.01 par value
           ------------
per share.

          "Conversion Event" shall mean the automatic conversion of the Series A
           ----------------
Preferred Stock into Common Stock pursuant to the provisions of Section 4(a)(ii), (iii) or (iv) of the Certificate of Designation.

          "Equity Securities" shall mean any shares of, or securities
           -----------------
convertible into or exercisable or exchangeable for any shares of, any class of the Company's capital stock, including, without limitation, its Common Stock and Series A Preferred Stock.

          "Investor Director" shall mean the director designated by the Investor
           -----------------
pursuant to Section 5.1(a)(i) hereof.

          "Percentage Share" shall mean the percentage that the number of shares
           ----------------
of Equity Securities (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock) held by such Investor or Non-Offering Stockholder, as the case may be, is of the total number of shares of Equity Securities (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock) outstanding.

          "Person" shall mean an individual, a partnership, a joint venture, a
           ------
corporation, a trust, a joint-stock company, a union, a business association, a firm, an unincorporated organization, a government or any department or agency thereof, or other entity.

          "Series A Preferred Stock" shall mean the Company's Series A
           ------------------------
Convertible Redeemable Preferred Stock.

          "Public Offering" shall mean a firm commitment underwritten public
           ---------------
offering pursuant to an effective registration statement on Form S-1 or current equivalent under the Securities Act covering the offer and sale of the Company's Common Stock for its own account.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Stockholders" shall mean any of the Common Holders and the Passive
           ------------
Holders, in each case, their respective successors and assigns.

          "Subsidiary" shall have the meaning set forth in the Series A
           ----------
Convertible Redeemable Purchase Agreement.

          "Voting Stock" shall mean any class or classes of the capital stock of
           ------------
the Company, the holders of which are entitled to participate generally in the election of directors of the Company, including, but not limited to, the Common Stock and the Series A Preferred Stock.

          "1934 Act" shall mean the Securities and Exchange Act of 1934, as
           --------
amended.

          2.  EFFECTIVENESS OF THIS AGREEMENT; SUPERSEDES ALL PRIOR AGREEMENTS;
              -----------------------------------------------------------------
AMENDMENT OF PRIOR AGREEMENTS.  This Agreement shall be effective from and after
-----------------------------
the date hereof and shall supersede any and all other agreements by and between the Stockholders and among the Stockholders, the Investor and the Company relating to the subject matter hereof. Without limiting the foregoing, this Agreement shall also supersede (i) that certain Investor Agreement dated as of June 24, 1998 by and among the Company and certain persons named therein, (ii) Original Stockholders Agreements each dated as of March 4, 1994, by and among the Company and each of certain stockholders named therein, and (iii) the Registration Rights Agreement dated as of June 24, 1998 by and among the Company and the persons named therein. By executing this Agreement, the parties hereto agree that all such prior agreements are hereby terminated and shall be of no further force or effect.

          3.  RIGHT OF FIRST REFUSAL GRANTED BY STOCKHOLDERS.
              ----------------------------------------------

          3.1 Subject to Section 3.3, 3.4 and 3.5 hereof, each time a Stockholder (the "Offering Stockholder") proposes to offer for sale or otherwise
                  --------------------
transfer any Equity Securities of the Company owned by such Stockholder (the "Offered Stock"), such Offering Stockholder shall first make an offering of such
--------------
Offered Stock to the Company in accordance with the following provisions:

          (a) The Offering Stockholder shall deliver a notice (the "Offering
                                                                    --------
Notice") to the Company and the Investor stating (i) the Offering Stockholder's
------
bona fide intention to offer such Offered Stock, (ii) the number of shares of such Offered Stock to be offered for sale and (iii) the price and terms, if any, upon which the Offering Stockholder proposes to offer such Offered Stock.

          (b) Within 30 days after the Offering Notice is given, the Company may elect to purchase from the Offering Stockholder, at the price and on the terms specified in the Offering Notice, any or all of the shares of Offered Stock offered in the Offering Notice. Such right shall be exercised by written notice delivered to the Offering Stockholder by the Company prior to the expiration of the 30-day exercise period.

          (c) The closing of the purchase of any shares of Offered Stock by the Company shall take place at the principal offices of the Company (or such other location as the parties may agree on) on the fifth business day after the expiration of the 30-day period following the giving of the Offering Notice. At such closing, the Company shall make payment in the appropriate amount by means of a check or by a wire transfer to the Offering Stockholder against delivery of stock certificates representing the shares so purchased, duly endorsed in blank by the Person or Persons in whose name such certificate is registered or accompanied by a duly executed stock or security assignment separate from the certificate.

          (d) In the event the Company does not elect to purchase all of the shares of Offered Stock offered in the Offering Notice, the Company shall give written notice to the Investor and each Stockholder other than the Offering Stockholder (each a "Non-Offering Stockholder") (the "Reoffer Notice") of its
                                                      --------------
decision not to exercise its rights or of the number of shares of Offered Stock available for purchase (the "Reoffered Shares") on or before the final day of
                             ----------------
such 30-day period and the right to purchase such Reoffered Shares shall pass automatically to the Investor and each Non-Offering Stockholder. The Investor and each Non-Offering Stockholder will have 20 days from receipt of such notice from the Company to exercise its repurchase rights under this Section 3 by written notice to the Offering Stockholder. The Investor and each Non-Offering Stockholder will have the right to purchase up to that portion of the Offered Stock which equals its respective Percentage Share, with the Investor being entitled to purchase any Offered Stock not subscribed for. The closing of any purchase and sale under this subsection
(d) shall be held on the 5th business day following the expiration of the 20-day period in accordance with the provisions of subsection (c) above.

          3.2 In the event that all of the shares being offered are not purchased at the closings referred to in Section 3.1(c) or (d), the Offering Stockholder shall for a period of 45 days thereafter have the right to sell or otherwise dispose of the remaining number of shares of Offered Stock offered in the Offering Notice upon terms and conditions (including the price per share) no more favorable to the third party purchaser than those specified in the Offering Notice; provided, however, that such sale or disposition shall be subject to,
        --------  -------
and be made in full compliance with, the co-sale rights set forth in Section 4. In the event that the Offering Stockholder does not sell or otherwise dispose of such Offered Stock within the specified 45-day period, the right of first refusal provided for in this Section 3 shall continue to be applicable to any subsequent disposition of such shares.

          3.3 Notwithstanding the terms and provisions of Section 3.1 hereof, the right of first offer provided for in this Section 3 shall not be applicable to any transfers of Offered Stock by a Stockholder to immediate family members or to trusts or other fiduciaries for the benefit of the Stockholder or immediate family members, provided that in each such case such transferees agree in writing to be bound by the terms of this Agreement as if a Stockholder. For purposes of this Section, "immediate family members" shall mean a Stockholder's spouse, children and grandchildren. No Stockholder transferring Offered Stock in a transaction described in this Section 3.3 shall be deemed to be an Offering Stockholder for purposes of this Agreement.

          3.4 The terms and provisions of Section 3.1 and the rights granted therein shall terminate in all respects (a) as to the Passive Holders upon the consummation of the Public Offering, and (b) as to the Common Holders upon a Conversion Event, and such Stockholders shall not be considered to be Offering Stockholders nor be subject to the rights of first refusal nor be entitled to any rights as a Non-Offering Stockholder hereunder after the consummation of the Public Offering in the case of the Passive Holders or after a Conversion Event in the case of the Common Holders.

          3.5 Notwithstanding the provisions of Section 3.1 hereof and the rights granted therein, the Investor agrees not to purchase any Offered Stock pursuant to this Section 3, if after taking into account such purchase, the Investor would own in excess of forty-five percent (45%) of the Equity Securities.

          3.6  Notwithstanding the foregoing, the provisions of this Section
3 shall also not apply to sales by the Stockholders who own less than two percent (2%) of the Equity Securities of the Company as calculated on an as-converted, fully-diluted basis or to the sale by Donald J. Esters of 135,000 shares of Common Stock provided such sale is consummated by February 28, 1999.

          4.  CO-SALE PROVISIONS.
              ------------------

              4.1 Subject to Section 4.4 hereof, in the event that any Offering Stockholder after the application of Section 3 hereof continues to propose to sell or otherwise transfer any Equity Securities then owned by such Offering Stockholder to any Person (individually a "Third Party" and collectively, "Third Parties") in any one transaction or any series of transactions, directly or indirectly, such sale or other disposition shall not be permitted unless such Offering Stockholder shall offer (or cause the Third Party to offer) the Investor and each Non-Offering Stockholder the right to elect to include, at its sole option, in the sale or other disposition to the Third Party such number of shares of Equity Securities owned by the Investor and each Non-Offering Stockholder as shall be determined in accordance with subsection (a) of this
Section 4.1 (the "Tag-Along  Shares").  At any time within 30 days after the
                  -----------------
giving of the Reoffer Notice described in Section 3.1 hereof, the Investor and each Non-Offering Stockholder may make an election to include the Tag-Along Shares in such a sale or other disposition (the "Inclusion Election") by giving
                                                 ------------------
written notice of its Inclusion Election to such Offering Stockholder and delivering to the Company a stock certificate or certificates representing the Tag-Along Shares, together with a limited power-of-attorney authorizing such Offering Stockholder to sell or otherwise dispose of such Tag-Along Shares pursuant to the terms of such Third Party's offer.

              (a) The Investor and each Non-Offering Stockholder shall have the right to sell, pursuant to the Third Party's offer, that percentage (the "Tag-
                                                                          ---
Along Percentage") of the number of shares of Offered Stock to be sold to the
----------------
Third Party equal to the ratio (expressed as a percentage) of (i) the shares of Equity Securities (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock) held by the Investor or the Non-Offering Stockholder, as the case may be as compared with (ii) the aggregate number of shares of Offered Stock owned by the Offering Stockholder and the Equity Securities held by the Investor and all Non-Offering Stockholders (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock). In the event that any Non-Offering Stockholder does not make an Inclusion Election, the Investor shall also have the right to sell that Non-Offering Stockholder's Tag-Along Percentage as well as its own.

              (b) The purchase from the Investor or any Non-Offering Stockholder pursuant to this Section 4.1 shall be on the same terms and conditions, including the price per share and the date of sale or other disposition, as are received by the Offering Stockholder and stated in the Offering Notice.

              (c) At the consummation of the sale or other disposition of shares of Equity Securities of the Offering Stockholder, the Investor or any Non-Offering Stockholder to the Third Party pursuant to the Third Party's offer, there shall be remitted to the Investor and each Non-Offering Stockholder the total sales price attributable to the shares of Equity Securities which the Investor and each Non-Offering Stockholder sold or otherwise disposed of pursuant thereto, and there shall be furnished to the Investor and each Non-Offering Stockholder such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by the Investor or any Non-Offering Stockholder.

              (d) If within 30 days after the Reoffer Notice is given, the Investor or any Non-Offering Stockholder has not accepted the offer to make an Inclusion Election, the Investor or such Non-Offering Stockholder, as the case may be, will be deemed to have waived any and all of its rights with respect to the sale or other disposition of shares of Equity Securities described in the Offering Notice. The Offering Stockholder shall have 45 days after such 30-day period in which to sell or otherwise dispose of the shares of Offering Stockholders' Stock to the Third Party at a price and on terms not more favorable to the Offering Stockholder than were set forth in the Offering Notice.

              (e) If, at the end of such 45-day period, the Offering Stockholder has not completed the sale of shares of Offering Stockholders' Stock in accordance with the terms of the Third Party's offer, all the restrictions on sale contained in this Agreement with respect to Offering Stockholders' Stock owned by the Offering Stockholder shall again be in effect.

              4.2 The rights provided in this Section 4 shall not be applicable to any transaction if Section 3.3 makes Section 3 inapplicable thereto or if the Stockholder is no longer subject to the terms of Section 3 by virtue of Section
3.4 hereof.

              4.3  The provisions of Section 3 shall take priority over this
Section 4, and nothing in this Section 4 shall be construed to relieve a Stockholder of its obligation to deliver an Offering Notice to the Company and the Investor pursuant to the terms of Section 3 in connection with such a proposed transaction.

              4.4 Notwithstanding the foregoing or anything else to the contrary contained herein, no Common Holder may sell or otherwise transfer any Equity Securities to any Third Party for a period of one year from the date hereof, except that after six months from the date hereof the Common Holders may sell Equity Securities which sale(s) yield gross proceeds to the Common Holders of up to $1.5 million in the aggregate (the allocation of such $1.5 million as among the Common Holders to be determined by and among the Common Holders).

              4.5 Notwithstanding the foregoing, the provisions of this Section 4 shall also not apply to sales by the Stockholders who own less than two percent (2%) of the Equity Securities of the Company as calculated on an as-converted, fully-diluted basis or to the sale by Donald J. Esters of 135,000 shares of Common Stock provided such sale is consummated by February 28, 1999.

          5.  GOVERNANCE.
              ----------

              5.1  Composition of Board.  Until a Conversion Event, the
                   --------------------
Stockholders and the Investor each hereby agree to take any and all action necessary (including, without limitation, voting their shares of Voting Stock, executing and delivering written consents of shareholders, and calling special shareholders' meetings) to cause the Board of Directors of the Company (the Board") to be comprised as follows:
                              ------

                   (a) Except as required by Section 5.1(e) below, the number of Directors on the Board shall be not less than five (5) nor more than seven
(7), and such Directors shall consist of:

                       (i) one representative elected by holders of a majority of the Series A Preferred Stock; which designee shall initially be Philip Halperin.

                       (ii) the remaining individuals elected by the holders of the Common Stock and the Series A Preferred Stock then outstanding (voting together as a class); provided, however, that one of such individuals shall be
                      --------  -------
the Chief Executive Officer of the Company.

                   (b) Any Director who is elected to the Board pursuant to paragraph (a) of this Section 5.1, may be removed from the Board only upon the request of the holders who elected such Director by vote of at least the number of shares required to elect such Director. In the event that a Director so elected resigns, is removed from, or otherwise ceases to serve on, the Board, for whatever reason, other than as a result of the cessation of the term of office of the Additional Director as provided in Section 5.1(e) hereof, the vacancy shall be filled, in accordance with applicable law, with an individual elected by the holders who initially elected such director as described above and the Stockholders and the Investor hereby agree to call a special shareholders meeting and to vote their shares of Voting Stock at such meeting, or to execute a written consent of shareholders, upon the request of such holder.

                   (c) Until the closing of the Public Offering, the Audit Committee of the Board and the Compensation Committee of the Board shall be comprised of three directors, one of whom shall be the Investor Director. Until the closing of the Public Offering, the Board shall not make a broad delegation of its authority to any committee but may establish committees for specific purposes (such as a pricing committee with respect to a public offering).

                   (d) The Company agrees to reimburse the Investor Director for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and Committee meetings.

                   (e) Notwithstanding the provisions of this Section 5, in the event that the Preferred Stock has been redeemed pursuant to the Company's Certificate of Designation but the holders thereof have not received on each Redemption Date (as defined in the Certificate of Designation) the full Redemption Price (as defined in the Certificate of Designation) payable thereon and if there shall at the time be at least four directors of this corporation in office, the holders of a majority of the Series A Preferred Stock shall be entitled to elect one additional individual to the Board of Directors (the "Additional Director"), who will be elected for a one-year term (or until the Additional Director's right to hold office terminates as provided herein, whichever occurs earlier), at a special meeting called by the holders of at least 25% of the outstanding shares of Series A Preferred Stock or, if the request for a special meeting is received by this corporation less than 90 days before the date fixed for the next annual or special meeting of stockholders of this corporation, at the next annual or special meeting, and at each subsequent annual meeting until the payment in full of the due and unpaid portion of the Redemption Price. When the due and unpaid portion of the Redemption Price has been paid in full, the holders of the Series A Preferred Stock shall be divested of the right to elect the Additional Director and the term of office of the Additional Director shall terminate. In addition to the foregoing, in the event the Series A Preferred Stock has been redeemed in accordance with the Certificate of Designation but the holders have not received on a Redemption Date the full Redemption Price payable on that date, then the ARR (as defined in the Certificate of Designation) used to compute the portion of the Redemption Price which has not been paid when due (but not any other portion of the Redemption Price paid when due) shall be increased by two percent (2%) and shall be increased by an additional two percent (2%) on the last day of the first 90 day period following the respective Redemption Date if the portion of the Redemption Price which has not been paid when due remains unpaid on that date and an additional one percent (1%) on the last day of the second 90 day period following the respective Redemption Date if the portion of the Redemption Price which has not been paid when due remain unpaid on that date.

              5.2  Board and Committee Meetings.  The Company shall call, and
                   ----------------------------
use its best efforts to have, regular Board meetings at least once every other month unless otherwise agreed to in writing by each of the Directors. The Compensation and Audit Committees shall meet at least annually. Meetings of the Board and any committee thereof shall not be held on less than five days written notice to the Directors. All notices of a Board meeting shall include an agenda setting forth in reasonable detail any and all matters to be officially acted upon at such meeting, but such agenda shall not limit any matters that may be officially acted upon at any such meeting.

              5.3  Subsidiaries.  The Company shall cause the Board of Directors
                   ------------
of any wholly- or majority-owned subsidiary of the Company to include the same individuals as the Board.

              5.4  Information to Investor Director.  The Company shall deliver
                   --------------------------------
to the Investor Director, as soon as is practicable after delivery or occurrence, but in no event later than 10 days following such delivery or occurrence, any notices or reports to stockholders or members of the financial community, the Company's accountants or business consultants, governmental agencies and authorities, any reports filed by or on behalf of the Company with any securities exchange or the SEC and notice of any event which might have a material adverse effect on the Company's business prospects or financial condition.

          6.  REGISTRATION RIGHTS.  The Company covenants and agrees as follows:
              -------------------

               6.1  Definitions.  For purposes of this Section 6.1:
                    -----------

               (a) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

               (b) The term "Registrable Securities" means a registration related to the resale of (1) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock. Registrable Securities shall not include any of the foregoing shares of Common Stock held by a Holder (as defined in Section 6.1(d) hereof) who is not an affiliate of the Company within the meaning of Rule 144 under the Securities Act and that may be sold pursuant to Rule 144(k) under the Securities Act.

               (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 6.13 hereof; and

               (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission ("SEC") which
                                                                     ---
permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               6.2  Request for Registration.
                    ------------------------

               (a) If the Company shall receive at any time after the earlier of
(i) November 10, 2001, or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company, a written request from the Holders of at least a majority of Registrable Securities then outstanding, that the Company file a registration statement under the Securities Act covering the registration of all or a portion of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsections 6.2(b) and 6.2(c), use its best efforts to effect as soon as practicable, and in any event shall use its best efforts to effect within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 15 hereof.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
  ------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this

Section 6 and the Company shall include such information in the written notice referred to in subsection 6.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority of the Initiating Holders and such Holder to the extent provided herein). All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 6.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 6 if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 6.2.

               (d) The Company shall not be obligated to effect a registration pursuant to this Section 6.2 if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 6.2; provided, however, that the Company shall not utilize this right more than once in any twelve month period; and (ii) if at the time of any request to register Registrable Securities pursuant to this Section 6.2 the Company is engaged in, or has fixed plans to file a registration statement within sixty (60) days of the time of the request for, a registered public offering, other than a registration statement on Form S-8 or other comparable form, then the Company may at its option direct that such request be delayed until the first to occur of (x) six (6) months from the effective date of such registered offering and (y) the decision of the Board of Directors to abandon such offering.

              6.3  Company Registration.  If (but without any obligation to do
                   --------------------
so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating to the Company's initial public offering if no other stockholder sells shares in such offering and other than a registration relating solely to the sale of securities to participants in a Company stock or benefit plan or a registration relating solely to an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder, written notice of such registration. Upon the written request of each such person given within fifteen (15) days after mailing of such notice by the Company in accordance with
Section 15, the Company shall, subject to the provisions of Section 6.9, cause to be registered under the Securities Act all of the securities that each such Holder has requested to be registered.

              6.4  Form S-3 Registration.  In case the Company shall receive
                   ---------------------
from any Holder or Holders of at least a majority of the Registrable Securities then outstanding, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will (provided that the anticipated aggregate offering price to the public would exceed $500,000):

              (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

              (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 6.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 6.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two such registrations on Form S-3 for the Holders pursuant to this Section 6.4; (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance or (v) within six months of the effective date of any other registration statement relating to an underwritten public offering filed by the Company, pursuant to which the Holders were given the opportunity to participate.

              (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the registrations requested pursuant to this Section 6.4, including (without limitation) all registration, filing, qualification, printer's and accounting fees, the reasonable fees and disbursements of one counsel for the selling Holder or Holders (not to exceed $25,000 in the aggregate) and counsel for the Company shall be borne by the Company; provided, however, that the underwriters' discounts or commissions associated with Registrable Securities shall not be borne by the Company, but shall be borne by the applicable Holder or Holders of such Registrable Securities. Registrations effected pursuant to this Section 6.4 shall be counted as a demand for registration pursuant to Section 6.2.

              6.5  Obligations of the Company.  Whenever required under this
                   --------------------------
Section 6.5 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

              (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days or, if earlier, the date on which the Holders have completed the distribution of the Registrable Securities covered by the Registration Statement.

              (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

              (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

              (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

              (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form and consistent in all material respects with this Section 6, with the managing underwriter of such offering, and to the extent required by the underwriter, participate in a road show arranged by the underwriters with investors, provided that only two officers shall be required to participate and such road show shall be conducted in such manner and for such number of days as the underwriters deem necessary for the success of the offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

              (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then and, as promptly as practicable, provide a supplement or post-effective amendment in accordance with Subparagraph (b) to cure such misstatement or omission.

              6.6  Furnish Information.  It shall be a condition precedent to
                   -------------------
the obligations of the Company to take any action pursuant to this Section 6.6 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required under applicable law to effect the registration of such Holder's Registrable Securities.

              6.7  Expenses of Demand Registration.  All expenses other than
                   -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 6.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, reasonable fees and disbursements of counsel for the Company, and the reasonable fees and disbursements (not to exceed $25,000 in the aggregate) of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 6.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses as are actually incurred by the Company on an out-of-pocket basis), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 6.2; provided, further however, that if at the time of such
                         --------  -------
withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company or discovery by the Holders of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 6.2.

              6.8  Expenses of Company Registration.  The Company shall bear and
                   --------------------------------
pay all expenses incurred in connection with any registration, filing or qualification of securities with respect to registrations pursuant to Section
6.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees and fees and expenses of counsel to the Company relating or apportionable thereto and the reasonable fees and disbursements (not to exceed $25,000 in the aggregate) of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to such registered securities.

              6.9  Underwriting Requirements.  In connection with any offering
                   -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 6.3 to include any securities in such underwriting unless the selling stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the persons entitled to select the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. In any circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of Holders or other selling stockholders cannot be so included as a result of the above-described limitation, the number of shares of Registrable Securities that may be included shall be allocated among the Holders and other selling stockholders as follows: first all Shares other than Registrable Securities shall be excluded so that all Registrable Securities requested to be included in such registration shall be included first (the securities so included to be apportioned pro rata among all Holders according to the total amount of securities owned by such Holder or in such other proportions as shall mutually be agreed to by such Holder or Holders); second, after all Registrable Securities have been included, the remaining portion of the allocation shall be allocated among the holders of any Shares (pro rata among such holders). For purposes of the preceding parentheticals concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

              6.10  Delay of Registration.  No Holder shall have any right to
                    ---------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.10, it being understood that this Section 6.10 shall not in any way limit the right of any such person to bring an action for damages in respect of any breach hereof.

              6.11  Indemnification.  In the event any Registrable Securities
                    ---------------
are included in a registration statement under this Section 6.11:

              (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities
                 --------
(joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue
 ---------
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the 1934 Act or any state securities law; and, subject to the provisions of
Section 6.11(c) hereof, the Company will pay to such Holders, underwriters and controlling persons, as incurred, any legal or other expenses reasonably incurred by one law firm retained by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however,
                                                              --------  -------
that the indemnity agreement contained in this subsection 6.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

              (b) To the fullest extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 6.11(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the
                                                --------  -------
indemnity agreement contained in this subsection 6.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further that in no event shall
                                        --------  -------
any indemnity under this subsection 6.11(b) exceed the net proceeds from the offering received by such Holder.

              (c)  Promptly after receipt by an indemnified party under this
Section 6.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the defendants in any such action or proceeding
--------  -------
include both the indemnified party or parties and the indemnifying party or parties and the indemnified party or parties reasonably determine based upon advice of legal counsel experienced in such matters, that there may be legal defenses available to the indemnified party or parties which are different from or in addition to those available to the indemnifying party or parties, then the indemnified parties shall be entitled to separate counsel at the indemnifying party's or parties' expense, which counsel shall be chosen by the indemnified parties; provided further, that the indemnifying party or parties shall not be
         -------- -------
liable for the fees, charges and disbursements of more than one separate firm representing the indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall to the extent thereof relieve such indemnifying party of any liability to the indemnified party under this Section 6.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.11.

              (d) Notwithstanding the foregoing, to the extent the provisions on indemnification contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

              (e) The obligations of the Company and Holders under this Section
6.11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 6, and otherwise.

              6.12  Reports Under Securities Exchange Act of 1934.  With a
                    ---------------------------------------------
view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

              (b) use its best efforts to qualify for registration on Form S-3 for the sale of their Registrable Securities and use its best efforts to maintain its eligibility thereafter to qualify for use of that Form;

              (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

              (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company) and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

              6.13  Assignment of Registration Rights.  The rights to cause the
                    ---------------------------------
Company to register securities pursuant to this Section 6 may be assigned (but only with all related obligations) by a person who is at such time a Holder to a purchaser, assignee or transferee of the underlying Registrable Securities; provided that such purchaser, assignee or transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 6.18 below, and further provided that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

              6.14  Limitations on Subsequent Registration Rights.  From and
                    ---------------------------------------------
after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 6.2 or 6.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or, (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 6.2(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 6.2.

              6.15  Amendment of Registration Rights.  Any provision of this
                    --------------------------------
Section 6 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, the Common Holders and the Company.

              6.16  Selection of Underwriter.  The Investor agrees that the
                    ------------------------
managing underwriter for the Company's initial public offering shall be Wedbush Morgan Securities, if approved by the Board of Directors. The selection of a managing underwriter for any subsequent underwritten public offering shall require the approval of the Investor, which approval shall not be unreasonably withheld.

              6.17  Termination of Registration Rights.  These registration
                    ----------------------------------
rights shall terminate on the date that is three (3) years after the Conversion Event.

              6.18  "Market Stand-Off" Agreement.
                     ----------------

              (a) Each Investor and Stockholder hereby agrees that for seven days prior to and up to 180 days following the effective date of the first registration statement of the Company covering Common Stock filed on Form S-1 or their equivalent under the Securities Act, it shall not, to the extent reasonably requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and provided, further the Investor,
                                              --------  -------
all Stockholders, officers and directors are treated similarly with respect to any release prior to the termination of the 180-day period.

              (b) Each Investor and Stockholder hereby agrees that for up to 90 days following the effective date of any registration statement (other than the first) of the Company covering Common Stock filed on Form S-1 or Form S-3 or their equivalent under the Securities Act, it shall not, to the extent reasonably requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration, except that such agreement shall not apply (i) to any Holder who owns less than five percent (5%) of the then outstanding Common Stock, (ii) to any shares distributed by a Holder that is a corporation or partnership to its shareholders or partners, respectively and (iii) to any Holder that is not provided the opportunity to include shares in the secondary offering on a pro rata basis with all selling stockholders, provided that this subparagraph (iii) shall not apply if there are no selling stockholders in the offering.

              (c) In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor and Stockholder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

              6.19  Additional Deliveries.  In the case of any registration
                    ---------------------
effected on Form S-3 or their equivalent pursuant to Section 6.4 hereof where securities are offered on a continuous or delayed basis pursuant to Rule 415 (or any successor rule) of the Securities Act, the Company will provide not more than three times during the period in which such registration statement is effective to a financial intermediary who reasonably advises the Company in writing, after a good faith review, that it is entitled to establish a due diligence defense under the Securities Act with respect to the sale of the securities covered by such registration statement an opinion of counsel to the Company and a comfort letter of its independent accountants in customary form; but the out-of-pocket costs of such deliveries shall be borne by the Holder requesting the same if the Company has already borne the expenses of two registrations on Form S-3.

              7.  DELIVERY OF FINANCIAL STATEMENTS.  Until the Conversion Event,
                  --------------------------------
the Company shall deliver to the Investor or, in the case of subparagraphs (b) and (d) the Investor Director:

                  (a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of fiscal year 1998 and within ninety
(90) days after the end of each subsequent fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("gaap"), and audited and certified by independent public
                        ----
accountants approved by the Board of Directors of the Company;

                  (b) as soon as practicable, but in any event within forty-five (45) days of the end of each month through March 31, 1999 and within thirty
(30) days of the end of each month thereafter, an unaudited income statement (showing actual, budget and prior month) and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

                  (c) as soon as practicable, but in any event within forty-five (45) days of the end of each of the first three fiscal quarters, an unaudited income statement, schedule as to the sources and applications of funds and balance sheet for and as of the end of each such quarter, in reasonable detail; and

                  (d) as soon as practicable, but in any event no later than the first day of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis, including income statements, balance sheets and sources and applications of funds statements for such months and, as soon as practicable after the adoption thereof, any revisions to such annual budget.

              8.  INSPECTION RIGHTS.   So long as the Investor (together with
                  -----------------
Affiliates thereof) holds any shares of Series A Preferred Stock, the Company shall permit such Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested upon reasonable notice by the Investor; provided, however, that the Company shall not be obligated to provide access to any information which it reasonably believes is a trade secret or similar confidential information.

              9.  RIGHT OF FIRST OFFER.  Subject to the terms and conditions
                  --------------------
specified in this Section 9, the Company hereby grants to the Investor a right of first offer with respect to future sales by the Company of its Equity Securities. For purposes of this Section 9, Investor includes any partners and other Affiliates of the Investor. The Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any Equity Securities, the Company shall first make an offering of such Equity Securities to the Investor in accordance with the following provisions:

              (a)  The Company shall deliver a written notice ("Notice") to the
                                                                ------
Investor stating (i) its bona fide intention to offer such Equity Securities,
(ii) the number of such Equity Securities to be offered, and (iii) the price and terms, upon which it proposes to offer such Equity Securities. If the offering consists of a proposed underwritten public offering of Equity Securities, the Company shall deliver the Notice to the Investor at least 30 days prior to the date on which the Company expects to print preliminary prospectuses for use in connection with the public offering.

              (b) Within 30 calendar days after receipt of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Equity Securities which equals the Investor's Percentage Share. Investor acknowledges receipt of notice of the Company's intention to sell shares of its Common Stock in an underwritten public offering as contemplated by the Company's registration statement filed with the SEC on October 16, 1998 (Registration No. 333-65845), as the same may be supplemented or amended (the "IPO"). The Company shall give Investor at least 7 business days' notice of the date (the "Printing Date") on which it intends to print preliminary prospectuses for use in connection with the IPO. If Investor desires to assert its right of first offer with respect to the shares to be issued by the Company in the IPO, it must so notify the Company not later than the second business day prior to the Printing Date.

              (c) During the 90-day period following the expiration of such 30-day period or, with respect to the IPO, the Printing Date, the Company may offer the remaining unsubscribed portion of such shares which the Investor has not elected to purchase to any person or persons at a price not less than, and upon the same terms and conditions as those specified in the Notice. If the Company does not enter into an agreement for the sale of the Equity Securities within such period, or if such agreement is not consummated within 90 days following the expiration of the period provided in this Section 9(c), the right provided hereunder shall be deemed to be revived and such Equity Securities shall not be offered unless first reoffered to the Investor in accordance

              (d) The right of first offer in this Section 6 shall not be applicable (i) to the issuance or sale of shares of Common Stock reserved for issuance to employees and directors pursuant to stock plans approved by the Company's Board of Directors, (ii) to or after a Conversion Event, (iii) to any Common Stock issued upon conversion of the Series A Preferred Stock, or (iv) to the issuance of shares of Common Stock in connection with the acquisition of a business or assets by the Company in a transaction or series of related transactions.

              (e) KEY-MAN INSURANCE.  The Company shall use its best efforts to
                  -----------------
obtain within 30 days following the date of this Agreement and shall maintain, with a carrier acceptable to the Investor, in full force and effect, key-man life insurance policies in the amount of at least $2,000,000 on the life of Don Esters, with proceeds payable to the Company.

          10.  COVENANTS.  The Company agrees as follows:
               ---------

               (a) The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property, or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge, or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereof, and provided further, that the Company will pay all such taxes, assessments, charges, or levies forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of the Company and any Subsidiary;

               (b) The Company will keep its properties and those of its Subsidiaries in good repair, working order, and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions, and improvements thereto; and the Company and its Subsidiaries will at all times comply with the provisions of all material leases to which any of them is a party or under which any of them occupies property so as to prevent any material adverse effect to the business, assets or property of the Company and its Subsidiaries;

               (c) The Company will keep true records and books of account in which full, true, and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis;

               (d) The Company and all its Subsidiaries shall duly observe and conform to all valid requirements of governmental authorities which are material to the conduct of their businesses or to their property or assets; and

               (e) The Company shall maintain in full force and effect its corporate existence, rights, and franchises and all material licenses and other material rights to use processes, licenses, trademarks, trade names, or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of its business.

               (f) The Company shall not close an initial public offering of shares of Common Stock unless and until the registration statement covering such shares contains financial statements for the Company's fiscal year ended December 31, 1998 that are audited and certified by independent public accountants approved by the Board of Directors of the Company, and such accountants shall have delivered an unqualified opinion with respect to such financial statements.

              11.  GOVERNING LAW.  This Agreement shall be governed by and
                   -------------
construed under the laws of the State of California as applied to agreements made and to be performed in the State of California without regard to the conflict of laws principles thereof.

              12.  COUNTERPARTS. This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              13.  TITLES AND SUBTITLES.  The titles and subtitles used in this
                   --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              14.  NOTICES.  Any notice, request, instruction or other document
                   -------
to be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by certified or registered mail as set forth herein) or sent by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other overnight delivery service or by courier, to the address of the party set forth below such person's signature on this Agreement or to such address as the party to whom notice is to be given may provide in a written notice to each of the other parties to this Agreement, a copy of which written notice shall be on file with the Secretary of the Company.

              15.  LEGEND.
                   ------

                   (a) Each certificate representing shares of Common Stock and Series A Preferred Stock subject to this Agreement shall be endorsed with the following legend:


          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND AMONG THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

                   (b) Each party to this Agreement agrees that the Company may instruct the transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 16(a) above to enforce the provisions of this Agreement. The legend shall be removed upon termination of this Agreement.

              16.  AMENDMENTS AND WAIVERS.  Except as otherwise provided in
                   ----------------------
Section 6.15, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least (i) a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock and
(ii) if such amendment or waiver would adversely affect the rights of the Common Holders or Passive Holders set forth herein, at least a majority of the Common Stock held by the Common Holders or Passive Holders, respectively. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

              17.  SEVERABILITY.  If one or more provisions of this Agreement
                   ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

              18.  FURTHER ASSURANCES.  Each of the parties shall, without
                   ------------------
further consideration, use reasonable efforts to execute and deliver such additional documents and take such other action, as the other parties, or any of them may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

              19.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon
                   ----------------------
and all rights hereto shall inure to the benefit of the respective successors and assigns of the parties hereto, including, without limitation, transferees of any shares of Series A Preferred Stock or Common Stock issued upon conversion thereof.

              20.  ENTIRE AGREEMENT.  This Agreement, together with the
                   ----------------
Company's Certificate of Incorporation (including its Certificate of Designation) and bylaws, embodies the entire agreement and understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein, in the Restated Certificate of Incorporation or bylaws.

              21.  SPECIFIC PERFORMANCE.  Each of the Stockholders acknowledges
                   --------------------
and agrees that in the event of any breach of this Agreement, the non-breaching party or parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the Stockholders will waive the defense in any action for specific performance that a remedy at law would be adequate and that the Stockholders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in any state court of the State of California or any United States District Court located in California or, in the event said Courts would not have jurisdiction for such action, in any court of the United States or any state thereof having jurisdiction for such action.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 _________________________________________
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:_________________________________
                                         _________________________________

                                 COMMON HOLDERS:



                                 By:______________________________________


                                 Address:_________________________________
                                         _________________________________


                                 PASSIVE HOLDERS:



                                 By:______________________________________


                                 Address:_________________________________
                                         _________________________________

                                 INVESTOR:


                                 WESTON PRESIDIO CAPITAL III, L.P.,
                                 By: WESTON PRESIDIO CAPITAL MANAGEMENT III,
                                     LLC, its General Partner
                                 By:______________________________________

                                 Address:
                                         343 Sansome Street, Suite 1210
                                         San Francisco, CA  94104-1316
                                         Attn:  Philip Halperin


                                 WPC ENTREPRENEUR FUND, L.P.,
                                 By: WESTON PRESIDIO CAPITAL MANAGEMENT III,
                                     LLC, its General Partner
                                 By:______________________________________

                                 Address:
                                         343 Sansome Street, Suite 1210
                                         San Francisco, CA  94104-1316
                                         Attn:  Philip Halperin

                                SPOUSAL CONSENT


          I, the undersigned, being the spouse of ____________________, hereby acknowledge that I have read and understand the foregoing Investor Rights Agreement and I agree to be bound by the terms thereof.


                                              --------------------------------

                                   EXHIBIT C
                                   ---------

                            COMPANY COUNSEL OPINION

                               November 20, 1998



Weston Presidio Capital III, L.P.
WPC Entrepreneur Fund, L.P.
One Federal Street
Boston, MA   02110

Ladies and Gentlemen:

          We have acted as counsel for Intellisys Group, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale to you on the date hereof of an aggregate of 482,282 shares of its Series A Convertible Redeemable Preferred Stock (the "Shares") pursuant to the Intellisys Group, Inc. Amended and Restated Series A Convertible Redeemable Preferred Stock Purchase Agreement dated as of November 20, 1998 (the "Stock Purchase Agreement") between the Company and you. This opinion is being rendered to you pursuant to Section
5.7 of the Stock Purchase Agreement. Capitalized terms not otherwise defined in this opinion have the meaning given to them in the Stock Purchase Agreement.

          As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below. We have examined, among other things, the following:

          (a)  the Stock Purchase Agreement;

          (b) the Investor Rights Agreement, dated as of November 20, 1998, in the form attached to the Stock Purchase Agreement as Exhibit B (the "Investor Rights Agreement");

          (c)  the Amended and Restated Bylaws of the Company (the "Bylaws");

November 20, 1998
Page 2


          (d)  the Amended and Restated Certificate of Incorporation of Company;

          (e) the Certificate of Designation in the form attached as Exhibit A to the Stock Purchase Agreement to be filed with the Delaware Secretary of State in connection with the consummation of the transactions provided for in the Stock Purchase Agreement (the "Certificate of Designation");

          (f) the agreements to which the Company, Educational Industrial Sales, Inc., a California corporation ("EISI"), Alford Media Sales, Inc., a Texas corporation ("Alford"), or B. Higginbotham Enterprises, Inc. ("Higginbotham"), a Texas corporation (EISI, Alford and Higginbotham being referred to herein as the "Subsidiaries") is a party or by which it is bound and which have been identified in a certificate executed by an officer of the Company and delivered to us for purposes of this opinion as being material to the Company and the Subsidiaries, taken as a whole (the "Material Agreements");

          (g) the judgments, writs, decrees or orders specifically directed to the Company, if any, which have been identified to us in a certificate executed by an officer of the Company and delivered to us for purposes of this opinion as being material to the Company and the Subsidiaries, taken as a whole ("Court Orders");

          (h) the Company's minute books containing minutes of the proceedings of the Company's Board of Directors and stockholders; and

          (i)  the Company's stock ledger.

          The Stock Purchase Agreement and Investor Rights Agreement are referred to herein as the "Transaction Agreements" and the Amended and Restated Certificate of Incorporation of the Company (excluding the provisions set forth in the Certificate of Designation) is referred to herein as the "Certificate of Incorporation."

          In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons executing documents, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies. In addition, we have assumed that the parties to the Transaction Agreements have not entered into any agreements of which we are unaware which modify the terms of, or have otherwise, expressly or by implication, waived or agreed to any modification of, any of the Transaction Agreements.

          We have been furnished with, and with your consent have relied upon, certificates of an officer or officers of the Company with respect to certain factual matters. In addition, we

November 20, 1998
Page 3

have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

          We are opining herein as to the effect on the subject transactions only of the federal laws of the United States, the internal laws of the State of California and the General Corporation Law of the State of Delaware (the "DGCL") and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any other local agencies within any state or any laws which are applicable to the subject transactions or the parties thereto (other than the Company and its Subsidiaries) because of the nature or extent of their business.

          Our opinions set forth in paragraph 7 and 8 below are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to the issuance of preferred stock in a transaction such as that provided for in the Transaction Agreements. Whenever a statement herein is qualified by "to our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the transactions provided for in the Transaction Agreements, do not have current actual knowledge of the inaccuracy of the statement. We have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to the statement should be drawn from our representation of the Company.

          Subject to the foregoing and the other matters set forth herein, and in reliance thereon, and except as set forth in the Stock Purchase Agreement or the Disclosure Schedule thereto, we are of the opinion that as of the date hereof:

          1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. EISI has been duly incorporated and is validly existing and in good standing under the laws of the State of California. The Company and EISI have the requisite corporate power and corporate authority to own their respective properties and to conduct their respective businesses as presently conducted.

          2. Based solely on certificates from public officials, we confirm that the Company is qualified to do business as a foreign corporation in the State of California and EISI is qualified to do business as a foreign corporation in the States of Arizona and Colorado. Based solely on certificates from the Texas Secretary of State and the Texas Comptroller of Public Accounts, we confirm that Alford and Higgenbotham are corporations incorporated and in good standing under the laws of the State of Texas.

          3. The Company has the requisite corporate power and corporate authority to execute, deliver and perform the Transaction Agreements. Each of the Transaction Agreements

November 20, 1998
Page 4

has been duly and validly authorized by all necessary corporate action of the Company and duly executed and delivered by an authorized officer of the Company and constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          4. The Company's Certificate of Incorporation provides that the Company has authority to issue 40,000,000 shares of all classes of stock, consisting of 30,000,000 shares of common stock, par value $.01 per share ("Common Stock") and 10,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). Based solely on a certificate from an officer of the Company, on which we believe we are justified in relying, there are 3,997,156 shares of Common Stock outstanding (the "Outstanding Common Shares") and no shares of Preferred Stock outstanding, other than the shares of Series A Convertible Redeemable Preferred Stock issued or to be issued as contemplated by the Stock Purchase Agreement. The Outstanding Common Shares have been duly authorized and validly issued and are fully paid and nonassessable.

          5. The Shares have been duly authorized and, when issued to and paid for by you in accordance with the terms of the Stock Purchase Agreement, will be validly issued, fully paid and nonassessable. The shares of the Company's Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance by action of the Board of Directors of the Company and, when issued upon conversion of the Shares in accordance with the Certificate of Designation will be validly issued, fully paid and nonassessable.

          6. There are no statutory preemptive rights or, to our knowledge, any other similar rights to purchase shares of the Company's stock except to the extent set forth in the Certificate of Incorporation, the Certificate of Designation or the Transaction Agreements.

          7. The execution, delivery and performance by the Company of the Transaction Agreements do not (a) violate any provision of the Certificate of Incorporation or Bylaws, (b) to our knowledge, violate any federal or California statute, rule or regulation applicable to the Company (other than federal or California securities laws which are specifically addressed elsewhere herein) or the DGCL, or (c) conflict with or constitute a default under the provisions of any Court Order or, except as set forth in the Disclosure Schedule and subject to the Company obtaining the Sanwa Subsequent Closing Consent referred to below prior to the Subsequent Closing, any Material Agreement.

          8. To our knowledge, all consents, approvals, orders or authorizations of, and all qualifications, registrations, designations, declarations or filings with, any federal or California state governmental authority on the part of the Company required in connection with and prior to the execution and delivery of, and the consummation of the transactions provided for in, the Transaction Agreements have been obtained, and are effective, as of the date hereof in accordance with the requirements of such federal or California state governmental authority and

November 20, 1998
Page 5

to our knowledge there are no pending or threatened governmental proceedings which question the validity of any such consent, approval, order, authorization, qualification, registration, designation, declaration or filing.

          9. To our knowledge, there is no pending or threatened litigation, action, proceeding or investigation against the Company or any Subsidiary which questions the validity of the Transaction Agreements or the right of the Company to enter into the Transaction Agreements.

          10. Assuming the accuracy of the representations of the Investors in the Stock Purchase Agreement, the sale of the Shares to you pursuant to the provisions of the Stock Purchase Agreement is, and the issuance of the Common Stock upon conversion of the Shares in accordance with the provisions of the Certificate of Designation would be, exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended to date, and from the qualification requirements of Section 25110 of the California Corporate Securities Law of 1968, as amended to date.

          Our opinions expressed herein are subject to the filing of the Certificate of Designation with, and the acceptance of the filing by, the Delaware Secretary of State. In addition, the opinions expressed in paragraph 3 are subject to the following limitations, qualifications and exceptions:

               (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally;

               (b) the enforceability of the Transaction Agreements is subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law, and the exercise of judicial discretion in appropriate cases;

               (c) certain rights, remedies and waivers contained in the Transaction Agreements may be limited or rendered ineffective by applicable California laws or judicial decisions governing such provisions, but such laws or judicial decisions do not render the Transaction Agreements invalid or unenforceable as a whole;

               (d) the unenforceability under certain circumstances under California or federal law or court decisions of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law;

November 20, 1998
Page 6

               (e) the unenforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more other remedies, that any right or remedy may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

               (f) the unenforceability under certain circumstances of provisions indemnifying a party against liability for its own wrongful or negligent acts or where such indemnification is contrary to public policy or prohibited by law;

               (g) the effect of Section 1717 of the California Civil Code, which provides that, where a contract permits one party to the contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees;

               (h) the effect of California law, which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made or contrary to public policy;

               (i) the unenforceability under certain circumstances of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, including, without limitation, the provisions of Section 5.1(e) of the Investor Rights Agreement;

               (j) the fact that the consent of Sanwa Business Credit Corporation ("Sanwa") will be required under the Loan and Security Agreement dated as of September 3, 1998 among Sanwa, the Company and the Subsidiaries prior to the issuance of shares of the Company's Series A Convertible Redeemable Preferred Stock at the Subsequent Closing as contemplated by the Stock Purchase Agreement (the "Sanwa Subsequent Closing Consent"); and

               (k) we express no opinion as to whether the terms of the Shares set forth in the Certificate of Designation comply with the provisions of the DGCL or whether the Transaction Agreements would be enforceable under the laws of any state other than the State of California.

          In rendering the opinions express in Paragraph 7 insofar as they require interpretation of the Material Agreements, (i) we have assumed with your permission that all courts of competent jurisdiction would enforce the Material Agreements as written but would apply the internal laws of the State of California without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of

November 20, 1998
Page 7

the internal laws of any other state, (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of California in resolving the questions, and
(iii) we express no opinion with respect to the effect of any action or inaction after the date hereof by the Company or any Subsidiary under any of the Transaction Agreements or Material Agreements which may result in a breach or default under any Material Agreement. We advise you that certain of the Material Agreements may be governed by laws other than laws of the State of California, that those laws may vary substantially from the California law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing those Material Agreements.

          We assume for purposes of this opinion that (i) all parties to the Transactions Agreements other than the Company are duly organized or incorporated, validly existing and in good standing under the laws of their respective jurisdictions of organization or incorporation, (ii) all parties to the Transaction Agreements (other than the Company) who are not individuals have the requisite corporate, limited liability company or partnership power and authority to execute and deliver the Transaction Agreements and to perform their respective obligations under the Transaction Agreements to which they are a party, (iii) the Transaction Agreements to which parties other than the Company are a party have been duly authorized, executed and delivered by those parties and constitute their legally valid and binding obligations, enforceable against them in accordance with their terms, and (iv) all parties to the Transaction Agreements other than the Company have complied with all applicable requirements to file returns and pay taxes under the Franchise Tax Law of the State of California.

          This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.


                                  Very truly yours,

                                   EXHIBIT D
                                   ---------

                   THE COMPANY'S CERTIFICATE OF INCORPORTION

                          CERTIFICATE OF INCORPORATION

                                       OF

                          EIS MERGER SUBSIDIARY, INC.


                                   ARTICLE I
                                   ---------

     The name of the corporation (the "Corporation") is:

                          EIS Merger Subsidiary, Inc.

                                   ARTICLE II
                                   ----------

     The address of its registered office in the State of Delaware is 9 East

Loockerman Street, in the City of Dover, County of Kent, 19901.  The name of its registered agent at such address is National Registered Agents, Inc.

                                  ARTICLE III
                                  -----------

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV
                                   ----------

     The total number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000), all of which shall be Common Stock,

$.01 par value per share.

                                   ARTICLE V
                                   ---------

     The name and mailing address of the incorporator is:

                                Howard P. Young
                                Latham & Watkins
                                505 Montgomery Street
                                Suite 1900
                                San Francisco, CA  94111

                                   ARTICLE VI
                                   ----------

     In furtherance and not in limitation of the powers conferred by statute,

the Board of Directors is expressly authorized to adopt, amend or repeal the By-

laws of the Corporation.


                                  ARTICLE VII
                                  -----------

     Election of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.


                                  ARTICLE VIII
                                  ------------

     No director of the Corporation shall be personally liable to the

Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of

Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the

State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 2nd day of October, 1998.



                                                   _____________________________
                                                   Howard P. Young,
                                                   Incorporator

                                   EXHIBIT E
                                   ---------

                             THE COMPANY'S BYLAWS


                          AMENDED AND RESTATED BY-LAWS


                                       OF


                             INTELLISYS GROUP, INC.

                         AMENDED AND RESTATED BYLAWS

                                       OF

                             INTELLISYS GROUP, INC.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

     ARTICLE I.  OFFICES.....................................................1
                 -------
          Section 1. REGISTERED OFFICES......................................1
          Section 2. OTHER OFFICES...........................................1
     ARTICLE II.  MEETINGS OF STOCKHOLDERS...................................1
                  ------------------------
          Section 1. PLACE OF MEETINGS.......................................1
          Section 2. ANNUAL MEETING OF STOCKHOLDERS..........................1
          Section 3. QUORUM; ADJOURNED MEETINGS AND NOTICE THEREOF...........2
          Section 4. VOTING..................................................2
          Section 5. PROXIES.................................................2
          Section 6. SPECIAL MEETINGS........................................2
          Section 7. NOTICE OF STOCKHOLDERS' MEETINGS........................3
          Section 8. MAINTENANCE AND INSPECTION OF STOCKHOLDER LIST..........3
          Section 9. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.3
     ARTICLE III.  DIRECTORS.................................................3
                   ---------
          Section 1. THE NUMBER OF DIRECTORS.................................3
          Section 2. VACANCIES...............................................3
          Section 3. NOTIFICATION OF NOMINATION..............................4
          Section 4. POWERS..................................................5
          Section 5. PLACE OF DIRECTORS' MEETINGS............................5
          Section 6. REGULAR MEETINGS........................................5
          Section 7. SPECIAL MEETINGS........................................5
          Section 8. QUORUM..................................................5
          Section 9. ACTION WITHOUT MEETING..................................5
          Section 10. TELEPHONIC MEETINGS....................................5
          Section 11. COMMITTEES OF DIRECTORS................................5
          Section 12. MINUTES OF COMMITTEE MEETINGS..........................6
          Section 13. COMPENSATION OF DIRECTORS..............................6
          Section 14. INDEMNIFICATION........................................6
     ARTICLE IV.  OFFICERS...................................................8
                  --------
          Section 1. OFFICERS................................................8
          Section 2. ELECTION OF OFFICERS....................................8
          Section 3. SUBORDINATE OFFICERS....................................8
          Section 4. COMPENSATION OF OFFICERS................................9
          Section 5. TERM OF OFFICE; REMOVAL AND VACANCIES...................9
          Section 6. CHAIRMAN OF THE BOARD...................................9


                                                                            Page
                                                                            ----
          Section 7. PRESIDENT...............................................9
          Section 8. VICE PRESIDENTS.........................................9
          Section 9. SECRETARY...............................................9
          Section 10. ASSISTANT SECRETARY....................................9
          Section 11. CHIEF FINANCIAL OFFICER...............................10
     ARTICLE V.  CERTIFICATES OF STOCK......................................10
                 ---------------------
          Section 1. CERTIFICATES...........................................10
          Section 2. SIGNATURES ON CERTIFICATES.............................10
          Section 3. STATEMENT OF STOCK RIGHTS, PREFERENCES, PRIVILEGES.....10
          Section 4. LOST CERTIFICATES......................................10
          Section 5. TRANSFERS OF STOCK.....................................11
          Section 6. FIXED RECORD DATE......................................11
          Section 7. REGISTERED STOCKHOLDERS................................11
     ARTICLE VI.  GENERAL PROVISIONS........................................11
                  ------------------
          Section 1. DIVIDENDS..............................................11
          Section 2. PAYMENT OF DIVIDENDS; DIRECTORS' DUTIES................11
          Section 3. CHECKS.                                                12
          Section 4. FISCAL YEAR............................................12
          Section 5. CORPORATE SEAL.........................................12
          Section 6. MANNER OF GIVING NOTICE................................12
          Section 7. WAIVER OF NOTICE.......................................12
          Section 8. ANNUAL STATEMENT.......................................12
     ARTICLE VII.  AMENDMENTS...............................................12
                   ----------
          Section 1. AMENDMENT BY DIRECTORS.................................12
          Section 2. AMENDMENT BY STOCKHOLDERS..............................13

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                             INTELLISYS GROUP, INC.


                                   ARTICLE I


                                    OFFICES
                                    -------

     Section 1.  REGISTERED OFFICES.

     The registered office shall be in the City of Dover, County of Kent, State of Delaware.

     Section 2.  OTHER OFFICES.

     The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II


                            MEETINGS OF STOCKHOLDERS
                            ------------------------

     Section 1.  PLACE OF MEETINGS.

     Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

     Section 2.  ANNUAL MEETING OF STOCKHOLDERS.


     (a) The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. At each annual meeting, (i) directors shall be elected from the persons who are nominated in accordance with the procedures set forth in Section 3.3 below and (ii) any proper business shall be conducted which has been submitted in accordance with the procedures set forth in paragraph (c) below.

     (b) Only proper business which has been submitted in accordance with the following procedures shall be conducted at the annual meeting. Submissions of proper business to be conducted at the annual meeting may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the corporation who complies with the notice procedures set forth in this paragraph. Such submissions of proper business by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the corporation not less than 60 days prior to the annual meeting; provided, however, that in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (i) a description of the proper business submitted for consideration at the annual meeting and the reasons for conducting such business at the meeting, and if such business includes a proposal to amend the bylaws of the bylaws of the corporation, the language of the proposed amendment,

(ii) the name and record address of the stockholder giving the notice, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in the business. No proper business shall be conducted at the annual meeting unless submitted in accordance with the procedures set forth herein. The Chairman of the Board shall, if the facts warrant, determine and declare to the meeting that a submission of proper business was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective submission shall be disregarded.

     Section 3.  QUORUM; ADJOURNED MEETINGS AND NOTICE THEREOF.

     A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. The Chairman of the Board (or the President in the absence of the Chairman of the Board) may adjourn the meeting from time to time, whether or not there is such a quorum. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

     Section 4.  VOTING.

     When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, or the Certificate of Incorporation, or these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     Section 5.  PROXIES.

     At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation on the record date set by the Board of Directors as provided in Article VII, Section 6 hereof.

     Section 6.  SPECIAL MEETINGS.

     Special meetings of the stockholders, for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time by the Board of Directors, or by a majority of the members of the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the Bylaws of the corporation, include the power to call such meetings, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of the Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the

General Corporation Law of Delaware, then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

     Section 7.  NOTICE OF STOCKHOLDERS' MEETINGS.

     Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     Section 8.  MAINTENANCE AND INSPECTION OF STOCKHOLDER LIST.

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 9.  STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

     No action required to be taken or which may be taken at any annual meeting or special meeting of the stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, is specifically denied.

                                  ARTICLE III


                                   DIRECTORS
                                   ---------

     Section 1.  THE NUMBER OF DIRECTORS.

     The authorized number of directors which shall constitute the whole Board shall be not less than three (3) nor more than seven (7) directors. The exact number shall be determined from time to time by resolution of the Board. Until otherwise determined by such resolution, the Board shall consist of five (5) persons. Directors shall be elected at the annual meeting of stockholders and each director shall serve until such person's successor is elected and qualified or until such person's death, retirement, resignation or removal. The directors need not be stockholders. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, if any, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors except that (i) unless the certificate of incorporation provides otherwise, if the corporation shall have a classified board of directors, shareholders may effect such removal only for cause, and (ii) so long as the corporation shall have cumulative voting in respect of the election of directors, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against the removal of the director would be sufficient to elect that person if then cumulatively voted at an election of the entire Board of Directors or, if the corporation shall have classes of directors, at an election of the class of directors of which that person is a part.

     Section 2.  VACANCIES.

     Vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     Section 3.  NOTIFICATION OF NOMINATION.

     Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, if any, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating or other committee or person appointed by the Board, or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section
3.3. Such nominations, other than those made by or at the direction of the Board or by any nominating or other committee or person appointed by the Board, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the corporation not less than 60 days prior to the meeting; provided, however, that in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person and his or her employment history for the most recent five years, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person,
(iv) the consent of the person to serve as a Director if so elected and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the stockholder, (iv) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notices. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation or for use in the preparation of materials used for the solicitation of proxies for the election of directors. The Chairman of the Board shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     Section 4.  POWERS.

     The property and business of the corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     Section 5.  PLACE OF DIRECTORS' MEETINGS.

     The directors may hold their meetings and have one or more offices, and keep the books of the corporation outside of the State of Delaware.

     Section 6.  REGULAR MEETINGS.

     Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

     Section 7.  SPECIAL MEETINGS.

     Special meetings of the Board of Directors may be called by the President on forty-eight hours' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of two directors unless the Board consists of only one director; in which case special meetings shall be called by the President or Secretary in like manner or on like notice on the written request of the sole director.

     Section 8.  QUORUM.

     At all meetings of the Board of Directors a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

     Section 9.  ACTION WITHOUT MEETING.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section 10.  TELEPHONIC MEETINGS.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

     Section 11.  COMMITTEES OF DIRECTORS.

     The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     Section 12.  MINUTES OF COMMITTEE MEETINGS.

     Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     Section 13.  COMPENSATION OF DIRECTORS.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     Section 14.  INDEMNIFICATION.


     (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, ERISA excise taxes and amounts paid or to be paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the corporation shall be successful on the merits or otherwise in defense, of any action, suit or proceeding referred to in paragraphs (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under paragraphs (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of the directors who are not parties to such action, suit or proceeding, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses (including attorneys' fees) incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in paragraph (d) upon receipt of an undertaking by or on behalf of the director or officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Section 3.14.

     (f) The indemnification provided by this Section 3.14 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, provision in the Certificate of Incorporation or these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) The Board of Directors may authorize, by a vote of a majority of a quorum of the Board of Directors, the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Section 3.14.

     (h) The corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware, indemnify its directors, officers, employees and agents against liabilities incurred in their capacities as such.

     (i) For the purposes of this Section 3.14, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (j) For purposes of this Section, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Section.

                                  ARTICLE IV


                                    OFFICERS
                                    --------

     Section 1.  OFFICERS.

     The officers of this corporation shall be chosen by the Board of Directors and shall include a Chairman of the Board of Directors or a President, or both, and a Secretary. The corporation may also have at the discretion of the Board of Directors such other officers as are desired, including a Vice-Chairman of the Board of Directors, a Chief Executive Officer, a Treasurer, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 hereof. In the event there are two or more Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice President, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

     Section 2.  ELECTION OF OFFICERS.

     The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the corporation.

     Section 3.  SUBORDINATE OFFICERS.

     The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     Section 4.  COMPENSATION OF OFFICERS.

     The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

     Section 5.  TERM OF OFFICE; REMOVAL AND VACANCIES.

     The officers of the corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

     Section 6.  CHAIRMAN OF THE BOARD.

     The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no President, the Chairman of the Board shall in addition be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in
Section 7 of this Article IV.

     Section 7.  PRESIDENT.

     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors.
He shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of President and Chief Executive Officer of corporations, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     Section 8.  VICE PRESIDENTS.

     In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors.

     Section 9.  SECRETARY.

     The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the Board of Directors. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or these Bylaws. He shall keep in safe custody the seal of the corporation, and when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

     Section 10.  ASSISTANT SECRETARY.

     The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, or if there be no such determination, the Assistant Secretary designated by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 11.  CHIEF FINANCIAL OFFICER.

     The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the corporation, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                                   ARTICLE V


                             CERTIFICATES OF STOCK
                             ---------------------

     Section 1.  CERTIFICATES.

     Every holder of stock of the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the corporation, certifying the number of shares represented by the certificate owned by such stockholder in the corporation.

     Section 2.  SIGNATURES ON CERTIFICATES.

     Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     Section 3.  STATEMENT OF STOCK RIGHTS, PREFERENCES, PRIVILEGES.

     If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Section 4.  LOST CERTIFICATES.

     The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 5.  TRANSFERS OF STOCK.

     Upon surrender to the corporation, or the transfer agent of the corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 6.  FIXED RECORD DATE.

     In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 7.  REGISTERED STOCKHOLDERS.

     The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                                  ARTICLE VI


                               GENERAL PROVISIONS
                               ------------------

     Section 1.  DIVIDENDS.

     Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 2.  PAYMENT OF DIVIDENDS; DIRECTORS' DUTIES.

     Before payment of any dividend there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may abolish any such reserve.

     Section 3.  CHECKS.

     All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

     Section 4.  FISCAL YEAR.

     The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

     Section 5.  CORPORATE SEAL.

     The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 6.  MANNER OF GIVING NOTICE.

     Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

     Section 7.  WAIVER OF NOTICE.

     Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     Section 8.  ANNUAL STATEMENT.

     The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                  ARTICLE VII


                                   AMENDMENTS
                                   ----------

     Section 1.  AMENDMENT BY DIRECTORS.

     In furtherance and not in limitation of the powers conferred by statute, The Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of this corporation.

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     Section 2.  AMENDMENT BY STOCKHOLDERS.

     The affirmative vote of the holder of at least 66-2/3% of the voting power of all of the shares of capital stock of this corporation entitled to vote generally, voting together as a single class at a meeting specifically called for such purpose, shall be required in order for this corporation to adopt, amend or repeal any provision of the Bylaws of this corporation; provided, however, that this Section 2 shall not apply to, and no vote of the stockholders of this corporation shall be required to authorize, the adoption, amendment or repeal of any provisions of the Bylaws of this corporation by the Board of Directors in accordance with the power conferred upon it pursuant to Section 1 of this Article VII.

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                            CERTIFICATE OF SECRETARY

     I, the undersigned, do hereby certify:

     (1) That I am the duly elected and acting Secretary of Intellisys Group, Inc., a Delaware corporation; and

     (2) That the foregoing bylaws constitute the bylaws of said corporation as duly adopted by the written consent of the sole director of said corporation as of October 15, 1998.

     IN WITNESS WHEREOF, I have hereunto subscribed my name this 15th day of October, 1998.


                              _______________________________
                              Dennis Kushner,
                              Secretary

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                                   EXHIBIT F
                                   ---------

                           MANAGEMENT RIGHTS LETTER